                                                                   EXHIBIT 10(e)

                                NONSTANDARDIZED
                               ADOPTION AGREEMENT
                       PROTOTYPE MONEY PURCHASE PLAN #004
                          AND TRUST/CUSTODIAL ACCOUNT
                                  SPONSORED BY
                                 COMERICA BANK



         The Employer named below hereby establishes a Money Purchase Pension Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Prototype Plan and Trust/Custodial Account Basic Plan Document #04. The Sponsor recommends that the Employer contact an attorney or tax advisor regarding tax ramifications before executing this Adoption Agreement.

1.       EMPLOYER INFORMATION
         NOTE: If multiple Employers are adopting the Plan, complete this section based on the lead Employer. Additional Employers may adopt this Plan by attaching executed signature pages to the back of the Employer's Adoption Agreement.

         (a)     NAME AND ADDRESS:         PICOM Insurance Company
                                           4295 Okemos Road, Box 2510
                                           Okemos, MI 48805-9510

         (b)     TELEPHONE NUMBER:         517-349-6500

         (c)     EMPLOYER TAX ID NUMBER:   38-2317569
                 TRUST TAX ID NUMBER:      38-2860494

         (d)     FORM OF BUSINESS:
                 [ ]   (i)   Sole Proprietor
                 [ ]  (ii)   Partnership
                 [X] (iii)   Corporation
                 [ ]  (iv)   "S" Corporation (formerly known as Subchapter S)
                 [ ]   (v)   Other:  __________________________________________

         (e) NAME(S) OF INDIVIDUAL(S) AUTHORIZED TO ISSUE INSTRUCTIONS TO THE TRUSTEE/CUSTODIAN: Victor T. Adamo and Ann E. Flood, R.N., J.D.

         (f)     NAME OF PLAN:  PICOM Insurance Company Pension Plan

         (g)     THREE DIGIT PLAN NUMBER FOR ANNUAL RETURN/REPORT:  004

2.       EFFECTIVE DATE
         (a)     This is a new Plan having an effective date of _____________

         (b)     This is an amended Plan.
                 The effective date of the original Plan was January 1, 1988. The effective date of the amended Plan is July 1, 1996 with the exception of Sections 6(b), 6(c) and 11 herein which shall be effective as of the first day of the 1989 Plan Year.

         (c)     The effective date of Trustee or Custodian appointment:  July
                 1, 1996.
                 To the extent the effective date of the appointment of the Trustee or the Custodian is later than the effective date of the amended Plan, the Trustee or the Custodian will have no liability for the acts or the omissions of the prior Trustee or prior Custodian. The Employer shall hold the Trustee or the Custodian harmless with respect to prior acts or omissions of the prior Trustee or prior Custodian.

3.       DEFINITIONS
         (a)     "Compensation"
                 Compensation shall be determined on the basis of the following definition of Compensation:
                 [ ]       (i)    Code Section 6041 and 6051 Compensation,
                 [X]      (ii)    Code Section 3401(a) Compensation, or
                 [ ]     (iii)    Code Section 415 Compensation.

                 Compensation shall be determined on the basis of the:
                 [X]       (i)    Plan Year.
                 [ ]      (ii)    Employer's Taxable Year: __________
                 [ ]     (iii)    Calendar Year.

                 Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at
                 1.8 of the Basic Plan Document #04.

                 If the Employer chooses an non-integrated allocation formula, Compensation will exclude:
                 [ ]      overtime
                 [ ]      bonuses
                 [ ]      commissions
                 [ ]      other: _____________________________________________
                          ____________________________________________________
                          ____________________________________________________

         NOTE:  Any exclusion of Compensation must satisfy the requirements of
         Section 1.40(a)(4) of the Income Tax Regulations and Code Section 414(s) and the regulations thereunder.

         For purposes of the Plan, Compensation shall be limited to $______, the maximum amount which will be considered for Plan purposes. [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the $200,000 of Code Section 415(d), thus the amount should be less than $200,000 as adjusted for cost-of-living increases.]

         (b)     "Entry Date"
                 [ ]   (i)  The first day of the Plan Year during which
                            an Employee meets the eligibility requirements.
                 [ ]  (ii)  The first day of the Plan Year nearest the
                            date on which an Employee meets the eligibility requirements.

                 [ ] (iii)  The first day of the month coinciding with or
                            following the date on which an Employee meets
                            the eligibility requirements.
                 [X]  (iv)  The earlier of the first day of the Plan Year
                            or the first day of the seventh month of the
                            Plan Year coinciding with or following the
                            date on which an Employee meets the
                            eligibility requirements.
                 [ ]   (v)  The first day of the Plan Year following the
                            date on which the Employee meets the
                            eligibility requirements. If this election is made, the Service requirement at 4(a)(ii) may not exceed 1/2 year and the age requirement at 4(b)(ii) may not exceed 20-1/2.

         (c) "Hours of Service" shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered by the Plan as follows:
                 [X]   (i)  On the basis of actual hours for which an
                            Employee is paid or entitled to payment.
                 [ ]  (ii)  On the basis of days worked.
                            An Employee shall be credited with ten (10)
                            Hours of Service if under paragraph 1.29 of
                            the Basic Plan Document #04 such Employee
                            would be credited with at least one (1) Hour
                            of Service during the day.
                 [ ] (iii)  On the basis of weeks worked.
                            An Employee shall be credited with forty-five
                            (45) Hours of Service if under paragraph 1.29
                            of the Basic Plan Document #04 such Employee
                            would be credited with at least one (1) Hour
                            of Service during the week.
                 [ ]  (iv)  On the basis of semi-monthly payroll periods.
                            An Employee shall be credited with
                            ninety-five (95) Hours of Service if under
                            paragraph 1.29 of the Basic Plan Document #04
                            such Employee would be credited with at least
                            one (1) Hour of Service during the semi-
                            monthly payroll period.
                 [ ]   (v)  On the basis of months worked.
                            An Employee shall be credited with
                            one-hundred-ninety (190) Hours of Service if under paragraph 1.29 of the Basic Plan Document #04 such
                            Employee would be credited with at least one (1)
                            Hour of Service during the month.

         (d) "Limitation Year" - The 12-consecutive month period commencing on January 1 and ending on December 31.

         (e) "Plan Year" - The 12-consecutive month period commencing on January 1 and ending on December 31. If applicable, the first Plan Year will be a short Plan Year commencing on _____________________ and ending on ___________. Thereafter, the Plan Year shall be as above.

         (f) "Qualified Early Retirement Age" - For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [ ] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

         (g) "Qualified Joint and Survivor Annuity" - The survivor annuity shall be 50% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

         (h)     "Taxable Wage Base"
                 [ ]       (i)    Not Applicable - Plan is not integrated with
                                  Social Security.
                 [ ]      (ii)    The maximum earnings considered wages for
                                  such Plan Year under Code Section 3121(a).
                 [ ]     (iii)    ______% (not more than 100%) of the amount
                                  considered wages for such Plan Year under
                                  Code Section 3121(a).
                 [X]      (iv)    $24,000, provided that such amount is not in
                                  excess of the amount determined under
                                  paragraph 3(b)(ii) above.  For each fiscal
                                  year commencing on or after January 1, 1989,
                                  this figure shall be adjusted by the
                                  percentage change in the Consumer Price Index
                                  published by the U.S. Bureau of Labor
                                  Statistics, but not to exceed a 5% change in
                                  any one year.
                 [ ]       (v)    For the 1989 Plan Year $10,000.  For all
                                  subsequent Plan Years, 20% of the maximum earnings considered wages for such Plan Year under Code Section 3121(a).

         NOTE: Using less than the maximum may result in a change in the allocation formula in Section 6 hereof.

         (i) "Valuation Date(s)" - Allocations to Participant Accounts will be done in accordance with Article V of the Basic Plan Document #04:
                 [X]       (i)    Daily
                 [ ]      (ii)    Monthly
                 [ ]     (iii)    Quarterly
                 [ ]      (iv)    Semi-Annually
                 [ ]       (v)    Annually

         (j)     "Year of Service"
                 (i) For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1,000 (not more than 1,000) Hours of Service.
                (ii) For Allocation Accrual Purposes: The 12-consecutive month period during which an Employee is credited with 1,000 (not more than 1,000) Hours of Service.
               (iii) For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1,000 (not more than 1,000) Hours of Service.

4.       ELIGIBILITY REQUIREMENTS
         (a)     Service:
                 [ ]       (i)    The Plan shall have no service requirement.
                 [X]      (ii)    The Plan shall cover only Employees having
                                  completed at least six months [not more than three (3)] of

                                  Service. If three is specified, it will automatically be deemed to be 2 for all Plan Years beginning in 1989 and later.

         NOTE: If the eligibility period exceeds one (1) Year of Service, the vesting provisions at Section 11 herein must be completed to provide a 100% vested and nonforfeitable benefit upon participation. If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

         (b)     Age:
                 [ ]       (i)    The Plan shall have no minimum age
                                  requirement.
                 [X]      (ii)    The Plan shall cover only Employees having
                                  attained age 21 (not more than age 21).

         (c)     Classification:
                 The Plan shall cover all Employees who have met the age and service requirements with the following exceptions:
                 [ ]    (i)    No exceptions.
                 [X]   (ii)    The Plan shall exclude Employees included in a
                               unit of Employees covered by a collective
                               bargaining agreement between the Employer and
                               Employee Representatives, if retirement benefits
                               were the subject of good faith bargaining.  For
                               this purpose, the term "Employee Representative"
                               does not include any organization more than half
                               of whose members are Employees who are owners,
                               officers, or executives of the Employer.
                 [ ]  (iii)    The Plan shall exclude Employees who are
                               nonresident aliens and who receive no earned
                               income from the Employer which constitutes
                               income from sources within the United States.
                 [ ]   (iv)    The Plan shall exclude from participation any
                               nondiscriminatory classification of Employees
                               determined as follows:
                               _____________________________________________
                               _____________________________________________
                               _____________________________________________

         (d)     Employees on Effective Date:
                 [ ]       (i)    Employees employed on the Plan's Effective
                                  Date do not have to satisfy the Service
                                  requirements specified above.
                 [ ]      (ii)    Employees employed on the Plan's Effective
                                  Date do not have to satisfy the age
                                  requirements specified above.

5.       RETIREMENT AGES
         (a)     Normal Retirement Age:
                 If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

                 [X]       (i)    Normal Retirement Age shall be 65 (not to
                                  exceed age 65).

                 [ ]      (ii)    Normal Retirement Age shall be the later of
                                  attaining age ______ (not to exceed age 65) or the ______ (not to exceed the 5th) anniversary of the first day of the first
                                  Plan Year in which the Participant commenced participation in the Plan.

         (b)     Early Retirement Age:
                 [ ]       (i)    Not Applicable.
                 [X]      (ii)    The Plan shall have an Early Retirement Age
                                  of 55 (not less than 55) and completion of 7
                                  Years of Service.

6.       EMPLOYER CONTRIBUTIONS
         NOTE: The integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to Amendment for the Tax Reform Act of 1986.

         Employer Contributions will be allocated in accordance with the method selected below. If in Section 9 herein, the Employer elects to allocate forfeitures, they will be treated as additional Employer Contributions and allocated accordingly.

         [ ]     (a)      Non-Integrated Contribution and Allocation Formula
                          (See Minimum Contributions under Top-Heavy Plans at
                          Section 7).

                          The Employer shall contribute and allocate to the account of each eligible Participant ______% (not more than 25%) of such Participant's Compensation plus any forfeitures (only if they are reallocated to Participants under Section 9), in such Plan Year.

         [ ]     (b)      Integrated Contribution and Allocation Formula (See
                          Minimum Contributions under Top-Heavy Plans at
                          Section 7).

                          The Employer shall contribute _____% of each Participant's Compensation for the Plan Year. Contributions plus any forfeitures (only if they are reallocated to Participants under Section 9) will be allocated to each Participant's account as follows:

                          (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

                         (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.

                       (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method. If the Taxable Wage Base is defined at Section 3(h) above is less than the maximum, but more than the greater of $10,000 or 20% of the maximum, then the 2.7% must be reduced. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%.

                 NOTE:  If the Plan is not Top-Heavy, subparagraphs (i) and
                 (ii) above may be disregarded and 5.7%, 5.4% or 4.3% may be substituted for 2.7%, 2.4% or 1.3% where it appears in (iii) above.

                 (iv) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

         [ ]     (c)  Alternative Integrated Allocation Formula (See
                      Minimum Contributions Under Top-Heavy Plans at
                      Section 7)

                      The Employer shall contribute and allocate to the account of each eligible Participant 3% of each eligible Participant's Compensation (not in excess of the Taxable Wage Base defined at Section 3(h) hereof) plus 5% of Compensation in excess of the Taxable Wage Base defined at Section 3(h) hereof. The percentage on excess compensation may not exceed the lesser of (i) the amount first specified in this paragraph or (ii) the greater of 5.7% or the percentage rate of tax under Code
                      Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If this allocation formula is used for Top-Heavy Plans, the first blank may not be less than 3%. If the Employer specifies a Taxable Wage Base in Section 3(h) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Taxable
                      Wage Base is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Taxable Wage Base is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

                          If forfeitures are reallocated pursuant to Section 9, they will be allocated pro-rata based on the Participant's Compensation as a percentage of the Compensation of all Participants.

         NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

         (d)     Allocation of Excess Amounts (Annual Additions)
                 In the event that the allocation formula above results in an Excess Amount, such excess shall be:

                 [X]       (i)    placed in a suspense account accruing no
                                  gains or losses for the benefit of the
                                  Participant.
                 [ ]      (ii)    reallocated as additional Employer
                                  contributions to all other Participants to the extent that they do not have an Excess
                                  Amount.

                 If no answer is specified, the suspense account method will be used.

7.       MINIMUM CONTRIBUTIONS UNDER TOP-HEAVY PLANS
         Notwithstanding any other provision herein, the Employer shall make a minimum contribution for each eligible Participant with respect to any Plan Year for which the Plan is Top-Heavy. The minimum contribution shall be determined in accordance with paragraph 14.2 of Basic Plan Document #04 for:
         [ ]     (a)      all eligible Participants.
         [X]     (b)      only eligible non-key Employees who are Participants.

8.       ALLOCATIONS TO TERMINATED EMPLOYEES
         [ ]     (a)      The Employer will not allocate Employer related
                          contributions to Employees who terminate during a
                          Plan Year, unless required to satisfy the
                          requirements of Code Section 401(a)(26) and 410(b).
                          (The requirements are effective for 1989 and
                          subsequent Plan Years.)
         [X]     (b)      The Employer will allocate Employer related
                          contributions to Employees who terminate during the
                          Plan Year as a result of:
                          [X]      (i)     Retirement.
                          [X]     (ii)     Disability.
                          [X]    (iii)     Death.
                          [X]     (iv)     Other termination of employment
                                           provided that the Participant has
                                           completed a Year of Service as
                                           defined for Allocation Accrual
                                           purposes.
                          [ ]      (v)     Other termination of employment even
                                           though the Participant has not
                                           completed a Year of Service.

9.       ALLOCATION OF FORFEITURES
         (a)     Allocation Alternatives:
                 [X]       (i)    Forfeitures shall be allocated to
                                  Participants in the same manner as the
                                  Employer's contribution.
                 [ ]      (ii)    Forfeitures shall be applied to reduce the
                                  Employer's contribution for such Plan Year.

                 [ ]     (iii)    Forfeitures shall be applied to offset
                                  administrative expenses of the Plan.  If
                                  forfeitures exceed these expenses, (ii) above
                                  shall apply.
         (b)     Date for Reallocation:
         NOTE: If no distribution has been made to a former Participant, subsection (i) below will apply to such Participant even if the Employer elects (ii) or (iii) below as its normal administrative policy.
                 [ ]       (i)    Forfeitures shall be reallocated at the end
                                  of the Plan Year during which the former
                                  Participant incurs his or her fifth
                                  consecutive one year Break in Service.
                 [X]      (ii)    Forfeitures will be reallocated immediately
                                  (as of the next Valuation Date)(year end).
                 [ ]     (iii)    Forfeitures shall be reallocated at the end
                                  of the Plan Year during which the former
                                  Employee incurs his or her _______ (1st, 2nd,
                                  3rd, or 4th) consecutive one year Break in
                                  Service.
         (c)     Restoration of Forfeitures:
                 If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained from the following resources in the order indicated (fill in the appropriate number):
                 [X]       (i)    Current year's forfeitures. (1)
                 [X]      (ii)    Additional Employer contribution. (3)
                 [X]     (iii)    Income or gain to the Plan. (2)

10.      LIMITATIONS ON ALLOCATIONS
         [ ] This is the only Plan the Employer maintains or ever maintained, therefore, this section is not applicable.
         [X] The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.
         Complete (a), (b) and (c) only if you maintain or ever maintained another qualified plan including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(1)(2)], in which any Participant in this Plan is (or was) a participant or could possibly become a participant.
         (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:
                 [X]       (i)    The provisions of Article X of the Basic Plan
                                  Document #04 will apply, as if the other plan
                                  were a Master or Prototype Plan.
                 [ ]      (ii)    Attach provisions stating the method under
                                  which the plans will limit total Annual
                                  Additions to the Maximum Permissible Amount,
                                  and will properly reduce any Excess Amounts,
                                  in a manner that precludes Employer
                                  discretion.
         (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer: Attach provisions which will satisfy the 1.0 limitation of Code
                 Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.
         (c)     The minimum contribution or benefit required under Code
                 Section 416 relating to Top-Heavy Plans shall be satisfied by:
                 [X]       (i)    this Plan.
                 [ ]      (ii)    ____________________________________________
                                  ____________________________________________
                                  (Name of other qualified plan of the
                                   Employer.)
                 [ ]     (iii)    Attach provisions stating the method under
                                  which the minimum contribution and benefit
                                  provisions of Code Section 416 will be
                                  satisfied.  If a Defined Benefit Plan is or
                                  was maintained, an attachment must be
                                  provided showing interest and mortality
                                  assumptions used in determining the Top-Heavy
                                  Ratio.

11.      VESTING
         Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and the earnings thereon under the procedures selected below except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [Option (b)(iv)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iv), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

         (a)     Computation Period:
                 The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account
                 balance derived from Employer contributions: [ ]       (i)
                 shall not be applicable since Participants are always fully vested,
                 [ ]      (ii)    shall commence on the date on which an
                                  Employee first performs an Hour of Service
                                  for the Employer and each subsequent
                                  12-consecutive month period shall commence on
                                  the anniversary thereof, or
                 [X]     (iii)    shall commence on the first day o the Plan
                                  Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

         A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(j)(iii) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently a Year of Service may be earned prior to the end of the 12-consecutive month period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

         (b)     Vesting Schedules:
         NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

                 [X]       (i)    Full and immediate Vesting.  Only in the
                                  event the Employer is acquired by merger, consolidation or otherwise, where more than 50% of its shares of stock are acquired within one 12-month period by one or more related persons (within the meaning of Code
                                  Section 1563), or in the event the Employer otherwise ceases to function as an ongoing business concern. In the event that the Employer becomes a part of a holding company system whereby the shareholders of the Employer become the shareholders of the holding company: (1) the provisions of this paragraph shall not apply upon the transfer of shares as a part of the establishment of the holding company system by the Employer;
                                  and (2) the provisions of this paragraph shall apply to the share ownership of the holding company established by the Employer.

                                                     Years of Service
                                  ----------------------------------------------------------------
                                    1            2             3       4         5      6       7
                                  ------------------------------------------------------------------
                 [ ]      (ii)     __%         100%
                 [ ]     (iii)     __%          __%           100%
                 [ ]      (iv)     --%          20%            40%   60%         80%  100%
                 [X]       (v)      0%           0%            20%   40%         60%   80%    100%
                 [ ]      (vi)     10%          20%            30%   40%         60%   80%    100%
                 [ ]     (vii)     __%          __%            __%   __%        100%
                 [ ]    (viii)     __%          __%            __%   __%         __%   __%    100%

         NOTE: The percentages selected for schedule (viii) may not be less for any year than the percentages shown at schedule (v).

         (c)     Service disregarded for Vesting:
                 [ ]       (i)    Service prior to the Effective Date of this
                                  Plan or a predecessor plan shall be
                                  disregarded when computing a Participant's
                                  vested and nonforfeitable interest.
                 [ ]      (ii)    Service prior to a Participant having
                                  attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

12.      SERVICE WITH PREDECESSOR ORGANIZATION
         For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s): (These hours will also be used for vesting purposes.) The method of crediting Years of Service for purposes of vesting and eligibility for any entity not included as an Employer as of January 1, 1996 shall be determined pursuant to and recorded in the Administrative Procedures of the Plan.

13.      ROLLOVER/TRANSFER CONTRIBUTIONS
         (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #04, [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make Rollover

                 Contributions prior to meeting the eligibility requirements for participation in the Plan.
         (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #04 [X] shall [ ] shall not be permitted. If permitted, Employees [X] may [ ] may not make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

14.      HARDSHIP WITHDRAWALS
         Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #04 are not permitted.

15.      PARTICIPANT LOANS
         Participant loans, as provided for in paragraph 13.5 of the Basic Plan Document #04, [ ] are [X] are not permitted. If permitted, repayments of principal and interest shall be repaid to [ ] the Participant's segregated account or [ ] the general Fund.

16.      INSURANCE POLICIES
         The insurance provisions of paragraph 13.6 of the Basic Plan Document #04 [X] shall [ ] shall not be applicable only with regard to policies held by the Plan prior to this restatement. No insurance policies shall be acquired.

17.      EMPLOYER INVESTMENT DIRECTION
         The Employer investment direction provisions, as set forth in paragraph 13.7 of the Basic Plan Document #04, [ ] shall [X] shall not be applicable.

18.      EMPLOYEE INVESTMENT DIRECTION
         The Employee investment direction provisions, as set forth in paragraph 13.8 of the Basic Plan Document #04, [X] shall [ ] shall not be applicable.

         If applicable, Participants may direct their investments:
         [X]      (i)     among funds controlled by the Trustee.
         [ ]     (ii)     among any allowable investments.

         Participants may direct the following kinds of contributions and the earnings thereon (check all applicable):
         [X]      (i)     All Contributions.
         [ ]     (ii)     Employer Contributions.
         [ ]    (iii)     Voluntary Contributions.
         [ ]     (iv)     Mandatory Contributions.
         [ ]      (v)     Rollover Contributions.
         [ ]     (vi)     Transfer Contributions.
         [ ]    (vii)     All above which are checked, but only to the extent
                          that Participant is vested in those contributions.
         NOTE: To the extent that Employee investment direction was previously allowed, it shall continue to be allowed on those amounts and the earnings thereon.

19.      EARLY PAYMENT OPTION
         (a) A Participant who separates from Service prior to retirement, death or Disability [X] may [ ] may not make application to the

                 Employer requesting an early payment of his or her vested account balance.
         (b) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service [ ] may [X] may not receive a distribution of his or her vested account balance.
         NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid. For timing of distributions, see item 20 below.

20.      DISTRIBUTION OPTIONS
         (a)     Timing of Distributions:
                 In cases of termination for other than death, Disability or retirement, benefits shall be paid:
                 [ ]       (i)    As soon as administratively feasible
                                  following the close of the Plan Year during
                                  which a distribution is requested or is
                                  otherwise payable.
                 [X]      (ii)    As soon as administratively feasible after
                                  quarterly valuation, following the date on
                                  which a distribution is requested or is
                                  otherwise payable.
                 [ ]     (iii)    As soon as administratively feasible, after
                                  the close of the Plan Year during which the
                                  Participant incurs ____________ consecutive
                                  one-year Breaks in Service.
                 [ ]      (iv)    Only after the Participant has achieved the
                                  Plan's Normal Retirement Age, or Early
                                  Retirement Age, if applicable.

                 In cases of death, Disability or retirement, benefits shall be paid:
                 [ ]       (v)    As soon as administratively feasible
                                  following the close of the Plan Year during
                                  which a distribution is requested or is
                                  otherwise payable.
                 [X]      (vi)    As soon as administratively feasible after
                                  quarterly valuation, following the date on
                                  which a distribution is requested or is
                                  otherwise payable.
                 [ ]     (vii)    As soon as administratively feasible, after
                                  the close of the Plan Year during which the
                                  Participant incurs ____________ consecutive
                                  one-year Breaks in Service.
                 [ ]    (viii)    Only after the Participant has achieved the
                                  Plan's Normal Retirement Age, or Early
                                  Retirement Age, if applicable.

         (b)     Optional Forms of Payment:
                 [X]       (i)    Lump Sum.
                 [ ]      (ii)    Installment Payments.
                 [ ]     (iii)    Life Annuity.
                 [ ]      (iv)    Life Annuity Term Certain.
                                  Life Annuity with payments guaranteed for
                                  ______ period (not to exceed 20 years, specify
                                  all applicable).
                 [ ]       (v)    Joint and [ ] 50%, [ ] 66-2/3%,
                                  [ ] 75%, or [ ] 100% survivor annuity (specify
                                  all applicable).
                 [ ]      (vi)    Other form(s) specified: _____________

         (c)     Recalculation of Life Expectancy:
                 In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse) [X] shall [ ] shall not have the right to have their life expectancy recalculated annually.

                 If "shall",
                 [ ]      only the Participant shall be recalculated.
                 [X]      both the Participant and Spouse shall be
                          recalculated.
                 [ ]      who is recalculated shall be determined by the
                          Participant.

21.      PROTECTED BENEFITS UNDER INTERNAL REVENUE CODE SECTION 411(d)(6)
         [X]     The Employer is attaching to this Adoption Agreement a list of
                 Section 411(d)(6) protected benefits from a prior plan
                 document which this Plan amends.
         [ ]     Not applicable.

22.      SPONSOR CONTACT
         The Employer should direct questions concerning the language contained in and qualification of the Prototype to its Trust Administrator at Comerica Bank.
         (Name of Trust Administrator)  Janice G. Veenstra
         (Phone No.)  (313) 222-5268
         In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

23.      SIGNATURES
         Due to the significant tax ramifications, the Sponsor recommends that before you execute this Adoption Agreement, you contact your attorney or tax advisor.
         (a)     EMPLOYER:
                 Name and address of Employer if different than specified in
                 Section 1 above.
                 ____________________________________________________________
                 ____________________________________________________________
                 ____________________________________________________________

                 This agreement and the corresponding provisions of the Plan and Trust/Custodial Account Basic Plan Document #04 were adopted by the Employer the 5th day of June, 1996.

                 Signed for the Employer by:     Victor T. Adamo
                 Title:                          President
                 Signature:                      _______________________________

                 The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

                 Employer's Reliance: The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401. In order to obtain reliance with respect to

                 Plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

                 This Adoption Agreement may only be used in conjunction with Basic Plan Document #04.

         (b)     TRUSTEE:
                 Name of Trustee:          Comerica Bank
                 The assets of the Fund shall be invested in accordance with paragraph 13.3 of the Basic Plan Document #04 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the 11th day of June, 1996.

                 Signed for the Trustee by:     Janice G. Veenstra
                 Title:                         Vice President
                 Signature:                     _______________________________

         (c)     CUSTODIAN:
                 Name of Custodian:
                 _____________________________________________________________
                 _____________________________________________________________

                 The assets of the Fund shall be invested in accordance with paragraph 13.4 of the Basic Plan Document #04 as a Custodial Account. As such, the Employer's Plan as contained herein was accepted by the Custodian the _____ day of __________________, 19____.

                 Signed for the Custodian by:    _______________________________
                 Title:                          _______________________________
                 Signature:                      _______________________________

         (d)     SPONSOR:
                 The Employer's agreement and the corresponding provisions of the Plan and Trust/Custodial Account Basic Plan Document #04 were accepted by the Sponsor (Comerica Bank) the 11th day of June, 1996.

                 Signed for the Sponsor by:      Janice G. Veenstra
                 Title:                          Vice President
                 Signature:                      _______________________________

         (e)     ATTORNEY CONTACT:
                 Name:            Stephen J. Lowney
                 Firm Name:       Foster, Swift, Collins & Smith, P.C.
                 Address:         313 S. Washington Square
                                  Lansing, Michigan 48933-2193
                 Telephone No.:   (517) 371-8272

                  INSTITUTIONAL TRUST & INVESTMENT MANAGEMENT





                    PROTOTYPE DEFINED CONTRIBUTION PLAN AND
                            TRUST/CUSTODIAL ACCOUNT



                                  SPONSORED BY



                                 COMERICA BANK


                            BASIC PLAN DOCUMENT #04




                                                                    JANUARY 1993

                  INSTITUTIONAL TRUST & INVESTMENT MANAGEMENT

                      PROTOTYPE DEFINED CONTRIBUTION PLAN
                          AND TRUST/CUSTODIAL ACCOUNT
                                  Sponsored by
                                 COMERICA BANK
                            BASIC PLAN DOCUMENT #04

THIS DOCUMENT IS COPYRIGHTED UNDER THE LAWS OF THE UNITED STATES. ITS USE, DUPLICATION OR REPRODUCTION, INCLUDING THE USE OF ELECTRONIC MEANS, IS PROHIBITED BY LAW WITHOUT THE EXPRESS CONSENT OF THE AUTHOR.

                               TABLE OF CONTENTS


PARAGRAPH                                                                   PAGE
---------                                                                   ----

                                  ARTICLE I
                                  DEFINITIONS

1.1 Adoption Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.2 Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.3 Annuity Starting Date . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.4 Applicable Calendar Year  . . . . . . . . . . . . . . . . . . . . . . .    1
1.5 Applicable Life Expectancy  . . . . . . . . . . . . . . . . . . . . . .    1
1.6 Break In Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.7 Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.8 Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.9 Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.10 Defined Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.11 Defined Benefit (Plan) Fraction  . . . . . . . . . . . . . . . . . . .    2
1.12 Defined Contribution Dollar Limitation . . . . . . . . . . . . . . . .    2
1.13 Defined Contribution Plan  . . . . . . . . . . . . . . . . . . . . . .    2
1.14 Defined Contribution (Plan) Fraction . . . . . . . . . . . . . . . . .    3
1.15 Designated Beneficiary . . . . . . . . . . . . . . . . . . . . . . . .    3
1.16 Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.17 Distribution Calendar Year . . . . . . . . . . . . . . . . . . . . . .    3
1.18 Early Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.19 Earned Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.20 Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.21 Election Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.22 Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.23 Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.24 Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.25 Excess Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
1.26 First Distribution Calendar Year . . . . . . . . . . . . . . . . . . .    3
1.27 Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
1.28 Highest Average Compensation . . . . . . . . . . . . . . . . . . . . .    4
1.29 Hour Of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
1.30 Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
1.31 Leased Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
1.32 Limitation Year  . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
1.33 Mandatory Contribution . . . . . . . . . . . . . . . . . . . . . . . .    4
1.34 Master Or Prototype Plan . . . . . . . . . . . . . . . . . . . . . . .    4
1.35 Maximum Permissible Amount . . . . . . . . . . . . . . . . . . . . . .    5
1.36 Net Profit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

PARAGRAPH                                                                   PAGE
---------                                                                   ----

1.37 Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . .    5
1.38 Owner-Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.39 Paired Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.40 Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.41 Participant's Benefit  . . . . . . . . . . . . . . . . . . . . . . . .    5
1.42 Permissive Aggregation Group . . . . . . . . . . . . . . . . . . . . .    5
1.43 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.44 Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.45 Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.46 Present Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
1.47 Projected Annual Benefit . . . . . . . . . . . . . . . . . . . . . . .    5
1.48 Qualified Deferred Compensation Plan . . . . . . . . . . . . . . . . .    5
1.49 Qualified Domestic Relations Order . . . . . . . . . . . . . . . . . .    5
1.50 Qualified Early Retirement Age . . . . . . . . . . . . . . . . . . . .    5
1.51 Qualified Joint And Survivor Annuity . . . . . . . . . . . . . . . . .    6
1.52 Qualified Voluntary Contribution . . . . . . . . . . . . . . . . . . .    6
1.53 Required Aggregation Group . . . . . . . . . . . . . . . . . . . . . .    6
1.54 Required Beginning Date  . . . . . . . . . . . . . . . . . . . . . . .    6
1.55 Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . . . .    6
1.56 Self-Employed Individual . . . . . . . . . . . . . . . . . . . . . . .    6
1.57 Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.58 Shareholder Employee . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.59 Simplified Employee Pension Plan . . . . . . . . . . . . . . . . . . .    6
1.60 Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.61 Spouse (Surviving Spouse)  . . . . . . . . . . . . . . . . . . . . . .    6
1.62 Super Top-Heavy Plan . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.63 Taxable Wage Base  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.64 Top-Heavy Determination Date . . . . . . . . . . . . . . . . . . . . .    6
1.65 Top-Heavy Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.66 Top-Heavy Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
1.67 Transfer Contribution  . . . . . . . . . . . . . . . . . . . . . . . .    7
1.68 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
1.69 Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
1.70 Vested Account Balance . . . . . . . . . . . . . . . . . . . . . . . .    7
1.71 Voluntary Contribution . . . . . . . . . . . . . . . . . . . . . . . .    7
1.72 Welfare Benefit Fund . . . . . . . . . . . . . . . . . . . . . . . . .    7
1.73 Year Of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS


2.1 Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
2.2 Change In Classification Of Employment  . . . . . . . . . . . . . . . .    8
2.3 Computation Period  . . . . . . . . . . . . . . . . . . . . . . . . . .    8
2.4 Employment Rights . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
2.5 Service With Controlled Groups  . . . . . . . . . . . . . . . . . . . .    8
2.6 Owner-Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
2.7 Leased Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

                                  ARTICLE III
                             EMPLOYER CONTRIBUTIONS

PARAGRAPH                                                                   PAGE
---------                                                                   ----

3.1 Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
3.2 Expenses And Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
3.3 Responsibility For Contributions  . . . . . . . . . . . . . . . . . . .    9
3.4 Return Of Contributions . . . . . . . . . . . . . . . . . . . . . . . .    9

                                   ARTICLE IV
                             EMPLOYEE CONTRIBUTIONS

4.1 Voluntary Contributions . . . . . . . . . . . . . . . . . . . . . . . .    9
4.2 Qualified Voluntary Contributions . . . . . . . . . . . . . . . . . . .    9
4.3 Rollover Contribution . . . . . . . . . . . . . . . . . . . . . . . . .    9
4.4 Transfer Contribution . . . . . . . . . . . . . . . . . . . . . . . . .    9
4.5 Employer Approval Of Transfer Contributions . . . . . . . . . . . . . .   10
4.6 Direct Rollover of Benefits . . . . . . . . . . . . . . . . . . . . . .   10

                                   ARTICLE V
                              PARTICIPANT ACCOUNTS

5.1 Separate Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . .   10
5.2 Adjustments To Participant Accounts   . . . . . . . . . . . . . . . . .   10
5.3 Allocating Employer Contributions   . . . . . . . . . . . . . . . . . .   10
5.4 Allocating Investment Earnings And Losses   . . . . . . . . . . . . . .   10
5.5 Participant Statements  . . . . . . . . . . . . . . . . . . . . . . . .   11

                                   ARTICLE VI
                     RETIREMENT BENEFITS AND DISTRIBUTIONS

6.1 Normal Retirement Benefits  . . . . . . . . . . . . . . . . . . . . . .   11
6.2 Early Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . .   11
6.3 Benefits On Termination Of Employment . . . . . . . . . . . . . . . . .   11
6.4 Restrictions On Immediate Distributions . . . . . . . . . . . . . . . .   11
6.5 Normal Form Of Payment  . . . . . . . . . . . . . . . . . . . . . . . .   12
6.6 Commencement Of Benefits  . . . . . . . . . . . . . . . . . . . . . . .   12
6.7 Claims Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
6.8 In-Service Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . .   12
6.9 Hardship Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . .   13

                                  ARTICLE VII
                           DISTRIBUTION REQUIREMENTS

7.1 Joint And Survivor Annuity Requirements . . . . . . . . . . . . . . . .   13
7.2 Minimum Distribution Requirements . . . . . . . . . . . . . . . . . . .   13
7.3 Limits On Distribution Periods  . . . . . . . . . . . . . . . . . . . .   13
7.4 Required Distributions On Or After
         The Required Beginning Date  . . . . . . . . . . . . . . . . . . .   14
7.5 Required Beginning Date . . . . . . . . . . . . . . . . . . . . . . . .   14
7.6 Transitional Rule . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
7.7 Designation Of Beneficiary For Death Benefit  . . . . . . . . . . . . .   15
7.8 Nonexistence Of Beneficiary . . . . . . . . . . . . . . . . . . . . . .   15
7.9 Distribution Beginning Before Death . . . . . . . . . . . . . . . . . .   15

PARAGRAPH                                                                   PAGE
---------                                                                   ----

7.10 Distribution Beginning After Death . . . . . . . . . . . . . . . . . .   15
7.11 Escheat  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                  ARTICLE VIII
                           JOINT AND SURVIVOR ANNUITY
                                  REQUIREMENTS

8.1 Applicability Of Provisions . . . . . . . . . . . . . . . . . . . . . .   16
8.2 Payment Of Qualified Joint And Survivor
    Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
8.3 Payment of Qualified Pre-Retirement
    Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
8.4 Qualified Election  . . . . . . . . . . . . . . . . . . . . . . . . . .   16
8.5 Notice Requirements For Qualified Joint
    And Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . . . . .   16
8.6 Notice Requirements For Qualified
    Pre-Retirement Survivor Annuity . . . . . . . . . . . . . . . . . . . .   16
8.7 Special Safe-Harbor Exception For
    Certain Profit-Sharing Plans  . . . . . . . . . . . . . . . . . . . . .   17
8.8 Transitional Joint And Survivor
    Annuity Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
8.9 Automatic Joint And Survivor Annuity
    And Early Survivor Annuity  . . . . . . . . . . . . . . . . . . . . . .   17
8.10 Annuity Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .    18

                                   ARTICLE IX
                                    VESTING

9.1 Employee Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  18
9.2 Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  18
9.3 Computation Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
9.4 Requalification Prior To Five Consecutive
    One-Year Breaks In Service . . . . . . . . . . . . . . . . . . . . . . .  18
9.5 Requalification After Five Consecutive
    One-Year Breaks In Service . . . . . . . . . . . . . . . . . . . . . . .  18
9.6 Calculating Vested Interest. . . . . . . . . . . . . . . . . . . . . . .  18
9.7 Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
9.8 Amendment Of Vesting Schedule. . . . . . . . . . . . . . . . . . . . . .  18
9.9 Service With Controlled Groups . . . . . . . . . . . . . . . . . . . . .  19

                                   ARTICLE X
                           LIMITATIONS ON ALLOCATIONS

10.1 Participation In This Plan Only  . . . . . . . . . . . . . . . . . . .   19
10.2 Disposition Of Excess Annual Additions . . . . . . . . . . . . . . . .   19
10.3 Participation In This Plan And Another
     Prototype Defined Contribution Plan, Welfare
     Benefit Fund, Individual Medical Account
     Maintained By The Employer . . . . . . . . . . . . . . . . . . . . . .   19
10.4 Disposition Of Excess Annual Additions
     Under Two Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

PARAGRAPH                                                                   PAGE
---------                                                                   ----

10.5 Participation In This Plan And Another
     Defined Contribution Plan Which Is Not
     A Master Or Prototype Plan . . . . . . . . . . . . . . . . . . . . . .   20
10.6 Participation In This Plan And A Defined
     Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                                   ARTICLE XI
                                 ADMINISTRATION

11.1 Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .   20
11.2 Trustee/Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . .   20
11.3 Administrative Fees And Expenses . . . . . . . . . . . . . . . . . . .   21
11.4 Division Of Duties And Indemnification . . . . . . . . . . . . . . . .   21

                                  ARTICLE XII
                          TRUST FUND/CUSTODIAL ACCOUNT

12.1 The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
12.2 Control Of Plan Assets . . . . . . . . . . . . . . . . . . . . . . . .   21
12.3 Exclusive Benefit Rules  . . . . . . . . . . . . . . . . . . . . . . .   22
12.4 Assignment And Alienation Of Benefits  . . . . . . . . . . . . . . . .   22
12.5 Determination Of Qualified Domestic
     Relations Order (QDRO) . . . . . . . . . . . . . . . . . . . . . . . .   22

                                  ARTICLE XIII
                                  INVESTMENTS

13.1 Fiduciary Standards  . . . . . . . . . . . . . . . . . . . . . . . . .   22
13.2 Funding Arrangement  . . . . . . . . . . . . . . . . . . . . . . . . .   22
13.3 Investment Alternatives Of The Trustee . . . . . . . . . . . . . . . .   22
13.4 Investment Alternatives Of The Custodian . . . . . . . . . . . . . . .   23
13.5 Participant Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .   23
13.6 Insurance Policies . . . . . . . . . . . . . . . . . . . . . . . . . .   24
13.7 Employer Investment Direction  . . . . . . . . . . . . . . . . . . . .   25
13.8 Employee Investment Direction  . . . . . . . . . . . . . . . . . . . .   25

                                  ARTICLE XIV
                              TOP-HEAVY PROVISIONS

14.1 Applicability Of Rules . . . . . . . . . . . . . . . . . . . . . . . .   26
14.2 Minimum Contribution   . . . . . . . . . . . . . . . . . . . . . . . .   26
14.3 Minimum Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
14.4 Limitations On Allocations   . . . . . . . . . . . . . . . . . . . . .   26

                                   ARTICLE XV
                           AMENDMENT AND TERMINATION

15.1 Amendment By Sponsor   . . . . . . . . . . . . . . . . . . . . . . . .   27
15.2 Amendment By Employer  . . . . . . . . . . . . . . . . . . . . . . . .   27
15.3 Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
15.4 Qualification Of Employer's Plan   . . . . . . . . . . . . . . . . . .   27
15.5 Mergers And Consolidations   . . . . . . . . . . . . . . . . . . . . .   27
15.6 Resignation And Removal  . . . . . . . . . . . . . . . . . . . . . . .   27
15.7 Qualification Of Prototype   . . . . . . . . . . . . . . . . . . . . .   27

                                  ARTICLE XVI
                                 GOVERNING LAW . . . . . . . . . . . . . . .  28

                  INSTITUTIONAL TRUST & INVESTMENT MANAGEMENT

                      PROTOTYPE DEFINED CONTRIBUTION PIAN
                          AND TRUST/CUSTODIAL ACCOUNT
                                  SPONSORED BY
                                 COMERICA BANK

The Sponsor hereby establishes the following Prototype Retirement Plan and Trust/Custodial Account for use by those of its customers who qualify and wish to adopt a qualified retirement program. Any Plan and Trust/Custodial Account established hereunder shall be administered for the exclusive benefit of Participants and their beneficiaries under the following terms and conditions:


                                   ARTICLE I
                                  DEFINITIONS

1.1 ADOPTION AGREEMENT The document attached to this Plan by which an Employer elects to establish a qualified retirement plan and trust/custodial account under the terms of this Prototype Plan and Trust/Custodial Account.

1.2 ANNUAL ADDITIONS The sum of the following amounts credited to a Participant's account for the Limitation Year:

(a)      Employer Contributions,

(b)      Employee Contributions (under Article IV),

(c)      forfeitures,

(d) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan though they arise under a Defined Benefit Plan), and

(e) amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits, allocated to the account of a Key Employee, or a Welfare Benefit Fund maintained by the Employer are also treated as Annual Additions to a Defined Contribution Plan. For purposes of this paragraph, an Employee is a Key Employee if he or she meets the requirements of paragraph 1.30 at any time during the Plan Year or any preceding Plan Year. Welfare Benefit Fund is defined at paragraph 1.72.

Excess amounts applied in a Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year, pursuant to the provisions of Article X.

1.3 ANNUITY STARTING DATE The first day of the first period for which an amount is paid as an annuity or any other form.

1.4 APPLICABLE CALENDAR YEAR The First Distribution Calendar Year, and in the event of the recalculation of life expectancy, each succeeding calendar year. If payments commence in accordance with paragraph 7.4(e) before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.

1.5 APPLICABLE LIFE EXPECTANCY Used in determining the required minimum distribution. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The life expectancy of a non-Spouse Beneficiary may not be recalculated.

1.6 BREAK IN SERVICE A 12-consecutive month period during which an Employee fails to complete more than 500 Hours of Service.

1.7 CODE The Internal Revenue Code of 1986, including any amendments thereto.

1.8 COMPENSATION The Employer may select one of the following three safe-harbor definitions of compensation in the Adoption Agreement.
Compensation shall only include amounts earned while a Participant if Plan Year is chosen as the applicable computation period.

(a) CODE SECTION 3401(a) WAGES. Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of Federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)].

(b) CODE SECTION 6041 AND 6051 WAGES. Compensation is defined as wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the employee a written statement under Code Section 6041(d) and 6051(a)(3). Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)].

(c) CODE SECTION 415 COMPENSATION. For purposes of applying the limitations of Article X and Top-Heavy Minimums, the definition of Compensation shall be Code Section 415 Compensation as follows: a Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62 2(c)], and excluding the following:

         1. Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a Simplified Employee Pension Plan or any distributions from a plan of deferred compensation,

         2. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture,

         3. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

         4. other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

For purposes of applying the limitations of Article X, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled [as defined in Code Section 22(e)(3)] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the participant is not a Highly Compensated Employee [as defined in Code Section 414(q)] and contributions made on behalf of such Participant are nonforfeitable when made.

If the Employer fails to pick the applicable period in the Adoption Agreement, the Plan Year shall be used. Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall be determined as provided in 1.8(c). In Nonstandardized Adoption Agreements 003 and 004, the Employer may choose to eliminate or exclude categories of Compensation which do not violate the provisions of Code Sections 401(a)(4), 414(s) the regulations thereunder and Revenue Procedure 89-65.

Beginning with 1989 Plan Years, the annual Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan (including benefits under Article XIV) for any year shall not exceed $200,000, as adjusted under Code Section 415(d). In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the end of the Plan year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

If a Plan has a Plan Year that contains fewer than 12 Calendar Months, then the annual compensation limit for that period is an amount equal to the $200,000 as adjusted for the calendar year in which the compensation period begins, multiplied by a fraction the numerator of which is the number of full months in the Short Plan Year and the denominator of which is 12. If compensation for any prior plan year is taken into account in determining an employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

Compensation shall not include deferred compensation other than contributions through a salary reduction agreement to a cash or deferred plan under Code
Section 401 (k), a Simplified Employee Pension Plan under Code Section 402(h)(1)(B), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b). Unless elected otherwise by the Employer in the Adoption Agreement, these deferred amounts will be considered as Compensation for Plan purposes. These deferred amounts are not counted as Compensation for purposes of Articles X and XIV. When applicable to a Self-Employed Individual, Compensation shall mean Earned Income.

1.9 CUSTODIAN The Sponsor of this Prototype Plan, or if applicable, an affiliate or successor, shall serve as Custodian, if a Custodian is appointed in the Adoption Agreement.

1.10 DEFINED BENEFIT PLAN A Plan under which a Participant's benefit is determined by a formula contained in the Plan and no individual accounts are maintained for Participants.

1.11 DEFINED BENEFIT (PLAN) FRACTION A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

Transitional Rule: Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before 1987.

1.12 DEFINED CONTRIBUTION DOLLAR LIMITATION Thirty thousand dollars ($30,000) or if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

1.13 DEFINED CONTRIBUTION PLAN A Plan under which individual accounts are maintained for each Participant to which all contributions, forfeitures, investment income and gains or losses, and expenses are credited or deducted. A Participant's benefit under such Plan is based solely on the fair market value of his or her account balance.

1.14 DEFINED CONTRIBUTION (PLAN) FRACTION A Fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds, as defined in paragraph 1.72 and individual medical accounts, as defined in Code Section 415(1)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

Transitional Rule: If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
(1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before 1987, shall not be re-computed to treat all Employee Contributions as Annual Additions.

1.15 DESIGNATED BENEFICIARY The individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

1.16 DISABILITY An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Employer which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

1.17 DISTRIBUTION CALENDAR YEAR A calendar year for which a minimum distribution is required.

1.18 EARLY RETIREMENT AGE The age set by the Employer in the Adoption Agreement (but not less than 55), which is the earliest age at which a Participant may retire and receive his or her benefits under the Plan.

1.19 EARNED INCOME Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income- producing factor. Earned income shall be reduced by contributions made by an Employer to a qualified plan to the extent deductible under Code Section
404. For tax years beginning after 1989, net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the Employer under Code Section 164(f) to the extent deductible.

1.20 EFFECTIVE DATE The date on which the Employer's retirement plan or amendment to such Plan becomes effective.

1.21 ELECTION PERIOD The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age 35 is attained, the Election Period shall begin on the date of separation, with respect to the account balance as of the date of separation.

1.22 EMPLOYEE Any person employed by the Employer (including Self-Employed Individuals and partners), all Employees of a member of an affiliated service group [as defined in Code Section 414(m)], Employees of a controlled group of corporations [as deemed in Section 414(b) of the Code], all Employees of any incorporated or unincorporated trade or business which is under common control [as defined in Section 414(c) of the Code], Leased Employees [as defined in Code Section 414(n)] and any Employee required to be aggregated by Code Section 414(o). All such Employees shall be treated as employed by a single Employer.

1.23 EMPLOYER The Self-Employed Individual, partnership, corporation or other organization which adopts this Plan including any firm that succeeds the Employer and adopts this Plan. For purposes of Article X, Limitations on Allocations, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Section 415(h)], all commonly controlled trades or businesses [as defined in Section 414(c) as modified by Section 415(h)] or affiliated service groups [as defined in Section 414(m)] of which the adopting Employer is a part, and other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

1.24 ENTRY DATE The date on which an Employee commences participation in the Plan as determined by the Employer in the Adoption Agreement. Unless the Employer specifies otherwise in the Adoption Agreement, Entry into the Plan shall be on the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

1.25 EXCESS AMOUNT The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

1.26 FIRST DISTRIBUTION CALENDAR YEAR For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph 7.10.

1.27 FUND All contributions received by the Trustee/Custodian under this Plan and Trust/Custodial Account, investments thereof and earnings and appreciation thereon.

1.28 HIGHEST AVERAGE COMPENSATION The average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the 12-consecutive month period defined in the Adoption Agreement.

1.29     HOUR OF SERVICE

(a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

(b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.2006-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
         (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(d) Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group [as defined in Code Section 414(m)], a controlled group of corporations [as defined in Code Section 414(b)], or a group of trades or businesses under common control [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

(e) Solely for purposes of determining whether a Break in Service, as defined in paragraph 1.6, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

(f) Unless specified otherwise in the Adoption Agreement, Hours of Service shall be determined on the basis of the actual hours for which an employee is paid or entitled to payment

1.30 KEY EMPLOYEE Any Employee or former Employee (and the beneficiaries of such employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A) (the defined benefit maximum annual benefit), an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the employer if such individual's compensation exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A), a 5% owner of the Employer, or a 1 % owner of the Employer who has an annual compensation of more than $150,000. For purposes of determining who is a Key Employee, annual compensation shall mean Compensation as defined for Article X, but including amounts deferred through a salary reduction agreement to a cash or deferred plan under Code Section 401(k), a Simplified Employee Pension Plan under Code Section 402(h)(1)(B), a cafeteria plan under Code Section 125 or a tax-deferred annuity under Code Section 403(b). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

The determination of who is a Key Employee will be made in accordance with Code
Section 416(i)(1) and the regulations thereunder.

1.31 LEASED EMPLOYEE Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Section 414(n)(6)] on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer.

1.32 LIMITATION YEAR The calendar year or such other 12- consecutive month period designated by the Employer in the Adoption Agreement for purposes of determining the maximum Annual Addition to a Participant's account. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.33 MANDATORY CONTRIBUTION An Employee contribution which was not tax-deductible when made and which was required for participation in the Plan. These contributions may no longer be made to the Plan, for Plan Years beginning after the Plan Year in which this Plan is adopted (or restated) by the Employer.

1.34 MASTER OR PROTOTYPE PLAN A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.35 MAXIMUM PERMISSIBLE AMOUNT The maximum Annual Addition that may be contributed or allocated to a Participant's account under the plan for any Limitation Year shall not exceed the lesser of:

(a)      the Defined Contribution Dollar Limitation, or

(b)      25% of the Participant's Compensation for the Limitation Year.

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits [within the meaning of Code Section 401(h) or Code Section 419A(f)(2)] which is otherwise treated as an Annual Addition under Code Section 415(1)(1) or 419(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:
Number of months in the short Limitation Year divided by 12.

1.36 NET PROFIT The current and accumulated operating earnings of the Employer before Federal and State income taxes, excluding nonrecurring or unusual items of income, and before contributions to this and any other qualified plan of the Employer. Alternatively, the Employer may fix another definition in the Adoption Agreement.

1.37 NORMAL RETIREMENT AGE The age set by the Employer in the Adoption Agreement at which a Participant may retire and receive his or her benefits under the Plan.

1.38 OWNER-EMPLOYEE A sole proprietor, or a partner owning more than 10% of either the capital or profits interest of the partnership.

1.39 PAIRED PLANS Two or more Plans maintained by the Sponsor designed so that a single or any combination of Plans adopted by an Employer will meet the antidiscrimination rules, the contribution and benefit limitations, and the Top-Heavy provisions of the Code.

1.40 PARTICIPANT Any Employee who has met the eligibility requirements and is participating in the Plan.

1.41 PARTICIPANT'S BENEFIT The account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year), increased by the amount of any contributions or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. A special exception exists for the second distribution Calendar Year. For purposes of this paragraph, if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

1.42 PERMISSIVE AGGREGATION GROUP Used for Top-Heavy testing purposes, it is the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

1.43 PLAN The Employer's retirement plan as embodied herein and in the Adoption Agreement.

1.44     PLAN ADMINISTRATOR  The Employer.

1.45 PLAN YEAR The 12-consecutive month period designated by the Employer in the Adoption Agreement.

1.46 PRESENT VALUE When determining the Present Value of accrued benefits, with respect to any Defined Benefit Plan maintained by the Employer for Top-Heavy test and limitation on allocation purposes, interest and mortality rates shall be determined in accordance with the provisions of the respective plan. If applicable, interest and mortality assumptions will be specified in
Section 10 of Adoption Agreements 001 through 004 and Section 7 of Adoption Agreements 005 and 006.

1.47 PROJECTED ANNUAL BENEFIT Used to test the maximum benefit which may be obtained from a combination of retirement plans, it is the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of a Defined Benefit Plan or plans, assuming:

(a) the Participant will continue employment until Normal Retirement Age under the plan (or current age, if later), and

(b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

1.48 QUALIFIED DEFERRED COMPENSATION PLAN Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Code Section 401 and includes a trust exempt from tax under Code Section 501(a) and any annuity plan described in Code Section 403(a).

An Eligible Retirement Plan is an individual retirement account (IRA) as described in section 408(a) of the Code, an individual retirement annuity (IRA) as described in section 408(b) of the Code, an annuity plan as described in section 403(a) of the Code, or a qualified trust as described in section 401(a) of the Code, which accepts Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

1.49 QUALIFIED DOMESTIC RELATIONS ORDER A QDRO is a signed Domestic Relations Order issued by a State Court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit and which meets the requirements of Code Section 414(p). An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a beneficiary under the Plan as a result of the QDRO.

1.50 QUALIFIED EARLY RETIREMENT AGE For purposes of paragraph 8.9, Qualified Early Retirement Age is the latest of:

(a) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

(b) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

(c)      the date the Participant begins participation.

1.51 QUALIFIED JOINT AND SURVIVOR ANNUITY An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is at least 50% of but not more than the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse. The exact amount of the Survivor Annuity is to be specified by the Employer in the Adoption Agreement. If not designated by the Employer, the Survivor Annuity will be 50% of the amount paid to the Participant during his or her lifetime. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be provided by the Participant's Vested Account Balance.

1.52 QUALIFIED VOLUNTARY CONTRIBUTION A tax-deductible voluntary Employee contribution. These contributions may no longer be made to the Plan.

1.53 REQUIRED AGGREGATION GROUP Used for Top-Heavy testing purposes, it consists of:

(a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

(b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

1.54 REQUIRED BEGINNING DATE The date on which a Participant is required to take his or her first minimum distribution under the Plan. The rules are set forth at paragraph 7.5.

1.55 ROLLOVER CONTRIBUTION A contribution made by a Participant of an amount distributed to such Participant from another Qualified Deferred Compensation Plan in accordance with Code Sections 402(a)(5), (6), and (7).

An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Participant except that an Eligible Rollover Distribution does not include:

(a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more;

(b)      any distribution to the extent such distribution is required under section 401(a)(9) of the Code,

(c) the portion of any distribution that is not includible in gross income( determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

A Direct Rollover is a payment by the plan to the Eligible Retirement Plan specified by the Participant.

1.56 SELF-EMPLOYED INDIVIDUAL An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

1.57 SERVICE The period of current or prior employment with the Employer. If the Employer maintains a plan of a predecessor employer, Service for such predecessor shall be treated as Service for the Employer.

1.58 SHAREHOLDER EMPLOYEE An Employee or Officer who owns [or is considered as owning within the meaning of Code Section 318(a)(i)], on any day during the taxable year of an electing small business (S Corporation) corporation, more than 5% of such corporation's outstanding stock.

1.59 SIMPLIFIED EMPLOYEE PENSION PLAN An individual retirement account which meets the requirements of Code Section 408(k), and to which the Employer makes contributions pursuant to a written formula. These plans are considered for contribution limitation and Top-Heavy testing purposes.

1.60     SPONSOR  Comerica Bank

1.61 SPOUSE (SURVIVING SPOUSE) The Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.

1.62 SUPER TOP HEAVY PLAN A Plan described at paragraph 1.65 hereof under which the Top-Heavy Ratio [as defined at paragraph 1.66] exceeds 90%.

1.63 TAXABLE WAGE BASE For plans with an allocation formula which takes into account the Employer's contribution under the Federal Insurance Contributions Act (FICA), the maximum amount of earnings which may be considered wages for such Plan Year under the Social Security Act [Code Section 3121(a)(1)] or the amount selected by the Employer in the Adoption Agreement.

1.64 TOP-HEAVY DETERMINATION DATE For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that year.

1.65 TOP-HEAVY PLAN For any Plan Year beginning after 1983, the Employer's Plan is top-heavy if any of the following conditions exist:

(a) If the Top-Heavy Ratio for the Employer's Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans.

(b) If the Employer's plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

(c) If the Employer's plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.66     TOP-HEAVY RATIO

(a) If the Employer maintains one or more Defined Contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any Defined Benefit Plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction,

         (1) the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) [including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)], and

         (2) the denominator of which is the sum of all account balances [including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)], both computed in accordance with Code Section 416 and the regulations thereunder.

         Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

(b) If the Employer maintains one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction,

         (1) the numerator of which is the sum of account balances under the aggregated Defined Contribution Plan or Plans for all Key Employees,determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated Defined Benefit Plan or Plans for all Key Employees as of the Determination Date(s), and

         (2) the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plan or Plans for all Participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the Defined Benefit Plan or Plans for all Participants as of the Determination Date(s), all determined in accordance with Code
                 Section 416 and the regulations thereunder.

         The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

(c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code
         Section 416 and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code
         Section 416 and the regulations thereunder. Qualified Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

1.67 TRANSFER CONTRIBUTION A non-taxable transfer of a Participant's benefit directly from a Qualified Deferred Compensation Plan to this Plan

1.68 TRUSTEE The individual(s) or institution appointed by the Employer to invest the Fund.

1.69 VALUATION DATE The last day of the Plan Year or such other date as agreed to by the Employer and the Trustee/Custodian on which Participant accounts are revalued in accordance with Article V hereof. For Top-Heavy purposes, the date selected by the Employer as of which the Top-Heavy Ratio is calculated.

1.70 VESTED ACCOUNT BALANCE The aggregate value of the Participant's vested account balances derived from Employer and Employee contributions (including Rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of Article VIII shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

For purposes of paragraph 8.7, Vested Account Balance shall mean, in the case of a money purchase pension plan, the Participant's separate account balance attributable solely to Qualified Voluntary Contributions. For profit-sharing plans the above definition shall apply.

1.71 VOLUNTARY CONTRIBUTION An Employee contribution which is not tax-deductible and which is not required as a condition for participation in the Plan. Such contributions are no longer permitted under this Prototype Plan, for Plan Years beginning after the Plan Year in which this Plan is adopted (or restated) by the Employer.

1.72 WELFARE BENEFIT FUND Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their beneficiaries. For these purposes, Welfare Benefits means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code Section 404 (relating to deductions for contributions to an Employees' trust or annuity and Compensation under a deferred payment plan), Code Section 404A (relating to certain foreign deferred compensation plans), and the election under Code Section 463 (relating to the accrual of vacation pay) apply. For purposes of this paragraph a "Fund" is any social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal service organization described in Code Section 501(c)(7), (9), (17) or (20); any trust, corporation, or other organization not exempt from income tax, or to the extent provided in regulations, any account held for an Employer by any person.

1.73 YEAR OF SERVICE A 12-consecutive month period during which an Employee is credited with not less than 1,000 (or such lesser number as specified by the Employer in the Adoption Agreement) Hours of Service.


                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

2.1 PARTICIPATION Employees who meet the eligibility requirements in the Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. If so elected in the Adoption Agreement, all Employees employed on the Effective Date of the Plan may participate, even if they have not satisfied the Plan's specified eligibility requirements.
Other Employees shall become Participants on the Entry Date specified in the Adoption Agreement. Depending on the Plan's eligibility requirements, the entry date may actually be earlier than the date on which the Employee satisfies the eligibility requirements. The Employee must satisfy the eligibility requirements specified in the Adoption Agreement and be employed on the Entry Date to become a Participant in the Plan. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have previously become a Participant had he or she been in the eligible class. A former Participant shall again become a Participant upon returning to the employ of the Employer as of the next Entry Date.

2.2 CHANGE IN CLASSIFICATION OF EMPLOYMENT In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall participate upon his or her return to an eligible class of Employees.

2.3 COMPUTATION PERIOD To determine Years of Service and Breaks in Service for purposes of eligibility, the 12-consecutive month period shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each anniversary thereof, such that the succeeding 12-consecutive month period commences with the employee's first anniversary of employment and so on.

2.4 EMPLOYMENT RIGHTS Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.

2.5 SERVICE WITH CONTROLLED GROUPS All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be credited for purposes of determining an Employee's eligibility to participate.

2.6 OWNER-EMPLOYEES If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the Plan established for other trades or businesses must, when looked at as a single Plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other trades or businesses.

If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a Plan which satisfies Code Sections 401 (a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding sentences, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

(a)      own the entire interest in an unincorporated trade or business, or

(b) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

2.7 LEASED EMPLOYEES Any Leased Employee shall be treated as an Employee of the recipient Employer, however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan providing:

(a) a non-integrated Employer contribution rate of at least 10% of Compensation, [as defined in Code Section 415(c)(3) but including amounts, contributed by the Employer pursuant to a salary reduction agreement, which are excludable from the Employee's gross income under a cafeteria plan covered by Code Section 125, a cash or deferred profit-sharing plan under Section 401 (k) of the Code, a Simplified Employee Pension Plan under Code Section 402(h)(1)(B) and a tax-sheltered annuity under Code Section 403(b)],

(b)      immediate participation, and

(c)      full and immediate vesting.

This exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.


                                  ARTICLE III

                             EMPLOYER CONTRIBUTIONS

3.1 AMOUNT The Employer intends to make periodic contributions to the Plan in accordance with the formula or formulas selected in the Adoption Agreement. However, the Employer's contribution for any Plan Year shall be subject to the limitations on allocations contained in Article X.

3.2 EXPENSES AND FEES The Employer shall also be authorized to reimburse the Fund for all expenses and fees incurred in the administration of the Plan or Trust/Custodial Account and paid out of the assets of the Fund. Such expenses shall include, but shall not be limited to, fees for professional services, printing and postage. Brokerage Commissions may not be reimbursed.

3.3 RESPONSIBILITY FOR CONTRIBUTIONS Neither the Trustee/Custodian nor the Sponsor shall be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Adoption Agreement or the Code. The Employer shall have sole responsibility in this regard. The Trustee/Custodian shall be accountable solely for contributions actually received by it within the limits of Article XI.

3.4 RETURN OF CONTRIBUTIONS Contributions made to the Fund by the Employer shall be irrevocable except as provided below:

(a) Any contribution forwarded to the Trustee/Custodian because of a mistake of fact, provided that the contribution is returned to the Employer within one year of the contribution.

(b) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

(c) Contributions forwarded to the Trustee/Custodian are presumed to be deductible and are conditioned on their deductibility. Contributions which are determined to not be deductible will be returned to the Employer.


                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

4.1 VOLUNTARY CONTRIBUTIONS An Employee may no longer make Voluntary Contributions to the Plan established hereunder for Plan Years beginning after the Plan Year in which this plan is adopted or restated by the Employer. Employee Contributions for Plan Years beginning after 1986, together with any matching contributions as defined in Code Section 401(m), will be limited so as to meet the antidiscrimination test of Section 401(m). Voluntary and/or Mandatory Contributions already made may stay in the Trust Fund/Custodial Account.

4.2 QUALIFIED VOLUNTARY CONTRIBUTIONS A Participant may no longer make Qualified Voluntary Contributions to the Plan. Amounts already contributed may stay in the Trust Fund/Custodial Account until distributed to the Participant. Such amounts will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Trust in the same manner as described at paragraph 5.4 of the Plan. No part of the Qualified Voluntary Contribution account will be used to purchase life insurance. Subject to Article VIII, Joint and Survivor Annuity Requirements (if applicable), the Participant may withdraw any part of the Qualified Voluntary Contribution account by making a written application to the Plan Administrator.

4.3 ROLLOVER CONTRIBUTION Unless provided otherwise in the Adoption Agreement, a Participant may make a Rollover Contribution to any Defined Contribution Plan established hereunder of all or any part of an amount distributed or distributable to him or her from a Qualified Deferred Compensation Plan provided:

(a) the amount distributed to the Participant is deposited to the Plan no later than the sixtieth day after such distribution was received by the Participant,

(b) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten years or more,

(c) the amount distributed is not required under section 401(a)(9) of the Code,

(d) if the amount distributed included property such property is rolled over, or if sold the proceeds of such property may be rolled over,

(e) the amount distributed is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

In addition, if the Adoption Agreement allows Rollover Contributions, the Plan will also accept any Eligible Rollover Distribution (as defined at paragraph 1.55) directly to the Plan.

Rollover Contributions, which relate to distributions prior to January 1, 1993, must be made in accordance with paragraphs (a) through (e) and additionally meet the requirements of paragraph (f):

(f) The distribution from the Qualified Deferred Compensation Plan constituted the Participant's entire interest in such Plan and was distributed within one taxable year to the Participant:

         (1) on account of separation from Service, a Plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Section 402(a)(6)(A) of the Code, or

         (2) in one or more distributions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs
                 (B) and (H).

Such Rollover Contribution may also be made through an Individual Retirement Account qualified under Code Section 408 where the IRA was used as a conduit from the Qualified Deferred Compensation Plan, the Rollover Contribution is made in accordance with the rules provided under paragraphs (a) through (e) and the Rollover Contribution does not include any regular IRA contributions, or earnings thereon, which the Participant may have made to the IRA. Rollover Contributions, which relate to distributions prior to January 1, 1993, may be made through an IRA in accordance with paragraphs (a) through (f) and additional requirements as provided in the previous sentence. The Trustee/Custodian shall not be held responsible for determining the tax-free status of any Rollover Contribution made under this Plan.

4.4 TRANSFER CONTRIBUTION Unless provided otherwise in the Adoption Agreement, a Participant may, subject to the provisions of paragraph 4.5, also arrange for the direct transfer of his or her benefit from a Qualified Deferred Compensation Plan to this Plan. For accounting and record keeping purposes, Transfer Contributions shall be treated in the same manner as Rollover Contributions.

4.5 EMPLOYER APPROVAL OF TRANSFER CONTRIBUTIONS The Employer maintaining a safe-harbor Profit-Sharing Plan in accordance with the provisions of paragraph 8 7, acting in a nondiscriminatory manner, may in its sole discretion refuse to allow Transfer Contributions to its profit-sharing plan, if such contributions are directly or indirectly being transferred from a defined benefit plan, a money purchase pension plan (including a target benefit plan), a stock bonus plan, or another profit- sharing plan which would otherwise provide for a life annuity form of payment to the Participant.

4.6 DIRECT ROLLOVER OF BENEFITS Notwithstanding any provision of the plan to the contrary that would otherwise limit a Participant's election under this Paragraph, for distributions made on or after January 1,1993, a Participant may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan shall be distributed to the Participant. For purposes of this Paragraph, a Surviving Spouse or a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order as defined in section 414(p) of the Code, will be permitted to elect to have any Eligible Rollover Distribution paid directly to an individual retirement account (IRA) or an individual retirement annuity
(IRA).

The plan provisions otherwise applicable to distributions continue to apply to Rollover and Transfer Contributions.


                                   ARTICLE V

                              PARTICIPANT ACCOUNTS


5.1 SEPARATE ACCOUNTS The Employer shall establish a separate bookkeeping account for each Participant showing the total value of his or her interest in the Fund. Each Participant's account shall be separated for bookkeeping purposes into the following sub-accounts:

(a)      Employer contributions.

(b)      Mandatory Contributions (if previously accepted).

(c) Voluntary Contributions (if previously accepted), and additional amounts including, if applicable, either repayments of loans previously defaulted on and treated as "deemed distributions" [on which a tax report has been issued], and amounts paid out upon a separation from service which have been included in income and which are repaid after being re-hired by the Employer.

(d)      Qualified Voluntary Contributions (if previously accepted).

(e)      Rollover Contributions and Transfer Contributions.

5.2 ADJUSTMENTS TO PARTICIPANT ACCOUNTS As of each Valuation Date of the Plan, the Employer shall add to each account:

(a) the Participant's share of the Employer's contribution and forfeitures as determined in the Adoption Agreement,

(b) any Voluntary, Rollover or Transfer Contributions made by the Participant,

(c) any repayment of amounts previously paid out to a Participant upon a separation from Service and repaid by the Participant since the last Valuation Date, and

(d) the Participant's proportionate share of any investment earnings and increase in the fair market value of the Fund since the last Valuation Date, as determined at paragraph 5.4.

The Employer shall deduct from each account:

(e) any withdrawals or payments made from the Participant's account since the last Valuation Date, and

(f) the Participant's proportionate share of any decrease in the fair market value of the Fund since the last Valuation Date, as determined at paragraph 5.4.

5.3 ALLOCATING EMPLOYER CONTRIBUTIONS The Employer's contribution shall be allocated to Participants in accordance with the allocation formula selected by the Employer in the Adoption Agreement, and the minimum contribution and allocation requirements for Top-Heavy Plans. Beginning with the 1990 Plan Year and thereafter, for plans on Standardized Adoption Agreements 001,002,005 and 006, Participants who are credited with more than 500 Hours of Service or are employed on the last day of the Plan Year must receive a full allocation of Employer contributions. In Nonstandardized Adoption Agreements 003 and 004, Employer contributions shall be allocated to the accounts of Participants employed by the Employer on the last day of the Plan Year. In the case of a non-Top-Heavy, Nonstandardized Plan, Participants must also have completed a Year of Service unless otherwise specified in the Adoption Agreement. For Nonstandardized Adoption Agreements 003 and 004, the Employer may only apply the last day of the Plan Year and Year of Service requirements if the Plan satisfies the requirements of Code Sections 401(a)(26) and 410(b) and the regulations thereunder. If when applying the last day and Year of Service requirements the Plan fails to satisfy the aforementioned requirements, additional Participants will be eligible to receive an allocation of Employer Contributions until the requirements are satisfied. Participants who are credited with a Year of Service, but not employed at Plan Year end are the first category of additional Participants eligible to receive an allocation.
If the requirements are still not satisfied, Participants credited with more than 500 Hours of Service and employed at Plan Year end are the next category of Participants eligible to receive an allocation. Finally, if necessary to satisfy the said requirements, any Participant credited with more than 500 Hours of Service will be eligible for an allocation of Employer Contributions.

5.4 ALLOCATING INVESTMENT EARNINGS AND LOSSES A Participant's share of investment earnings and any increase or decrease in the fair market value of the Fund shall be based on the proportionate value of all active accounts (other than accounts with segregated investments) as of the last Valuation Date minus withdrawals, minus fees, plus/minus transfers, and plus the average balance, as defined by the Plan Administrator, of the current period's contributions and loan payments except for Employer contributions made on an annual basis after the end of the Plan Year since the last Valuation Date. Account balances not yet forfeited shall receive an allocation of earnings and/or losses. Accounts with segregated investments shall receive only the income or loss on such segregated investments.

Alternatively, at the Plan Administrator's option, all financial activity will be credited with an allocation of the actual investment earnings and gains and losses from the actual date of deposit of each such activity until the end of the period. Accounts with segregated investments shall receive only the income or loss on such segregated investments. In no event shall the selection of a method of allocating gains and losses be used to discriminate in favor of the Highly Compensated Employees.

5.5 PARTICIPANT STATEMENTS Upon completing the allocations described above for the Valuation Date coinciding with the end of the Plan Year, the Employer shall prepare a statement for each Participant showing the additions to and subtractions from his or her account since the last such statement and the fair market value of his or her account as of the current Valuation Date. Employers so choosing may prepare Participant statements for each Valuation Date.


                                   ARTICLE VI

                     RETIREMENT BENEFITS AND DISTRIBUTIONS


6.1 NORMAL RETIREMENT BENEFITS A Participant shall be entitled to receive the balance held in his or her account from Employer contributions upon reaching Normal Retirement Age or at such earlier dates as the provisions of this Article VI may allow. If the Participant elects to continue working past his or her Normal Retirement Age, he or she will continue as an active Plan Participant. Unless the Employer elects otherwise in the Adoption Agreement, distribution shall be made to such Participant at his or her request prior to his or her actual retirement date. Settlement shall be made in the normal form, or if elected, in one of the optional forms of payment provided below.

6.2 EARLY RETIREMENT BENEFITS If the Employer so provides in the Adoption Agreement, an early retirement benefit will be available to individuals who meet the age and Service requirements. An individual who meets the Early Retirement Age requirements and separates from Service, will become fully vested, regardless of any vesting schedule which otherwise might apply. If a Participant separates from Service before satisfying the age requirement, but after having satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement benefit upon satisfaction of the age requirement.

6.3      BENEFITS ON TERMINATION OF EMPLOYMENT

(a) If a Participant terminates employment prior to Normal Retirement Age, such Participant shall be entitled to receive the vested balance held in his or her account payable at Normal Retirement Age in the normal form, or if elected, in one of the optional forms of payment provided hereunder. If applicable, the Early Retirement Benefit provisions may be elected. Unless provided otherwise in the Adoption Agreement, a former Participant may make application to the Employer requesting early payment of any deferred vested and nonforfeitable benefit due.

(b) If a Participant terminates employment, and the value of that Participant's vested account balance derived from Employer and Employee contributions is not greater than $3,500, the Participant will receive a lump sum distribution of the value of the entire vested portion of such account balance and the unvested portion will be treated as a forfeiture. For purposes of this Article, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance. For Plan Years beginning prior to 1989, a Participant's

         Vested Account Balance shall not include Qualified Voluntary Contributions. Notwithstanding the above, if the Employer maintains or has maintained a policy of not distributing any amounts until the Participant's Normal Retirement Age, the Employer can continue to uniformly apply such policy.

(c) If a Participant terminates Service with a vested account balance derived from Employer and Employee contributions in excess of $3,500, and elects (with his or her Spouse's consent) to receive 100% of the value of his or her vested account balance in a lump sum, the non-vested portion will be treated as a forfeiture. Except as provided at paragraph 6.4(c), the Participant (and his or her Spouse) must consent to any distribution, when the vested account balance described above exceeds $3,500 or if at the time of any prior distribution it exceeded $3,500. For purposes of this paragraph, for Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions.

(d) Distribution of less than 100% of the Participant's vested account balance shall only be permitted if the Participant is fully vested upon termination of employment.

(e) If a Participant who is not 100% vested receives or is deemed to receive a distribution pursuant to subsection (a), (b) or (c) of this paragraph, and such Participant's non- vested benefit is forfeited hereunder, and if such Participant resumes employment covered under this Plan, the Participant shall have the right to repay to the Plan the full amount of the distribution attributable to Employer contributions on or before the earlier of the date that the Participant incurs 5 consecutive 1-year Breaks in Service following the date of distribution or five years after the first date on which the Participant is subsequently reemployed. In such event, the Participant's forfeiture shall be restored to his or her account as of the Valuation Date at the end of the Plan Year following the date on which repayment of the distribution is received. Restoration of the forfeiture amount shall be accomplished in accordance with the procedure selected by the Employer in the Adoption Agreement.

(f) A Participant shall also have the option, to postpone payment of his or her Plan benefits until the first day of April following the calendar year in which he or she attains age 70-1/2. Any balance of a Participant's account resulting from his or her Employee contributions not previously withdrawn, if any, may be withdrawn by the Participant immediately following separation from Service.

(g) If a Participant ceases to be an active Employee as a result of a disability as defined at paragraph 1.16, such Participant shall be able to make an application for a disability retirement benefit payment. The Participant's account balance will be deemed "immediately distributable" as set forth in paragraph 6.4, and will be fully vested pursuant to paragraph 9.2.

6.4      RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS

(a) An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of the Normal Retirement Age or age 62.

(b) If the value of a Participant's vested account balance derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the account balance is immediately distributable, the Participant and his or her Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Spouse shall be obtained in writing within the 90-day period ending on the annuity starting date, which is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the later of the date on which the Participant attains (or would have attained if not deceased) the Normal Retirement Age or age 62. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the plan, in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

(c) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the account balance is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to paragraph 8.7 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another Defined Contribution Plan [other than an employee stock ownership plan as defined in Code Section 4975(e)(7)] within the same controlled group.

(d) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after 1988, the Participant's vested account balance shall not include amounts attributable to Qualified Voluntary Contributions.

6.5 NORMAL FORM OF PAYMENT The normal form of payment for a profit-sharing plan satisfying the requirements of paragraph 8.7 hereof shall be a lump sum with no option for annuity payments. For all other plans, the normal form of payment hereunder shall be a Qualified Joint and Survivor Annuity as provided under Article VIII. A Participant whose vested account balance derived from Employer and Employee contributions exceed $3,500, or if at the time of any prior distribution it exceeded $3,500, shall (with the consent of his or her Spouse) have the right to receive his or her benefit in a lump sum or in monthly, quarterly, semi-annual or annual payments from the Fund over any period not extending beyond the life expectancy of the Participant and his or her Beneficiary. For purposes of this paragraph, for Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. The normal form of payment shall be automatic, unless the Participant files a written request with the Employer prior to the date on which the benefit is automatically payable, electing a lump sum or installment payment option. No amendment to the Plan may eliminate one of the optional distribution forms listed above.

6.6      COMMENCEMENT OF BENEFITS

(a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

         (1) the Participant attains age 65 (or normal retirement age if earlier),

         (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or

         (3)     the Participant terminates Service with the Employer.

(b) Notwithstanding the foregoing, the failure of a Participant and Spouse (if necessary) to consent to a distribution while a benefit is immediately distributable, within the meaning of paragraph 6.4 hereof, shall be deemed an election to defer commencement of payment of any benefit sufficient to satisfy this paragraph.

(c) Unless the Employer provides otherwise in the Adoption Agreement, distributions of benefits will be made within 60 days following the close of the Plan Year during which a distribution is requested or otherwise becomes payable.

6.7 CLAIMS PROCEDURES Upon retirement, death, or other severance of employment, the Participant or his or her representative may make application to the Employer requesting payment of benefits due and the manner of payment. If no application for benefits is made, the Employer shall automatically pay any vested benefit due hereunder in the normal form at the time prescribed at paragraph 6.5. If an application for benefits is made, the Employer shall accept, reject, or modify such request and shall notify the Participant in writing setting forth the response of the Employer and in the case of a denial or modification the Employer shall:

(a)      state the specific reason or reasons for the denial,

(b) provide specific reference to pertinent Plan provisions on which the denial is based,

(c) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

(d) explain the Plan's claim review procedure as contained in this paragraph.

In the event the request is rejected or modified, the Participant or his or her representative may within 60 days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Employer of its initial decision. Within 60 days following such request for review, the Employer shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Employer's final decision, the Participant or representative can institute an action in a federal court of competent jurisdiction; for this purpose, process would be served on the Employer.

6.8 IN-SERVICE WITHDRAWALS An Employee may withdraw all or any part of the fair market value of his or her Mandatory Contributions, Voluntary Contributions, Qualified Voluntary Contributions or Rollover Contributions, upon written request to the Employer. Transfer Contributions, which originate from a Plan meeting the safe-harbor provisions of paragraph 8.7, may also be withdrawn, by an Employee, upon written request to the Employer. Transfer Contributions which originate from a Plan not meeting the safe-harbor provisions may only be withdrawn upon retirement,death,disability, termination or termination of the Plan, and will be subject to Spousal consent requirements contained in Code Sections 411(a)(11) and 417. Such request shall include the Participant's address, social security number birth date, and amount of the withdrawal. If at the time a distribution of Qualified Voluntary Contributions is received the Participant has not attained age 59-1/2 and is not disabled, as defined at Code Section 22(e)(3), the Participant will be subject to a federal income tax penalty, unless the distribution is rolled over to a qualified plan or individual retirement plan within 60 days of the date of distribution. A Participant may withdraw all or any part of the fair market value of his or her pre- 1987 Voluntary Contributions with or without withdrawing the earnings attributable thereto. Post-1986 Voluntary Contributions may only be withdrawn along with a portion of the earnings thereon. The amount of the earnings to be withdrawn is determined by using the formula: DA[1-(V / V + E)], where DA is the distribution amount, V is the amount of Voluntary Contributions and V + E is the amount of Voluntary Contributions plus the earnings attributable thereto. A Participant withdrawing his or her other contributions prior to attaining age 59-1/2, will be subject to a federal tax penalty to the extent that the withdrawn amounts are includible in income. Unless the Employer provides otherwise in the Adoption Agreement, any Participant in a profit-sharing plan who is 100% fully vested in his or her Employer contributions may withdraw all or any part of the fair market value of any of such contributions that have been in the account at least two years, plus the investment earnings thereon, without separation from Service. Such distributions shall not be eligible for redeposit to the Fund. A withdrawal under this paragraph shall not prohibit such Participant from sharing in any future Employer Contribution he or she would otherwise be eligible to share in. A request to withdraw amounts pursuant to this paragraph must if applicable, be consented to by the Participant's Spouse. The consent shall comply with the requirements of paragraph 6.4 relating to immediate distributions.

6.9 HARDSHIP WITHDRAWAL If permitted by the Trustee/Custodian and the Employer in the Adoption Agreement, a Participant in a profit-sharing plan may request a hardship withdrawal prior to attaining age 59-1/2. If the Participant has not attained age 59-1/2, the Participant may be subject to a federal income tax penalty. Such request shall be in writing to the Employer who shall have sole authority to authorize a hardship withdrawal, pursuant to the rules below. Hardship withdrawals are subject to the Spousal consent requirements contained in Code Sections 411(a)(11) and 417. Only the following reasons are valid to obtain hardship withdrawal:

(a) medical expenses [within the meaning of Code Section 213(d)] of the Participant, his or her Spouse, children and other dependents,

(b) the purchase (excluding mortgage payments) of the principal residence for the Participant,

(c) payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or other dependents, or

(d) the need to prevent eviction of the Employee from or a foreclosure on the mortgage of, the Employee's principal residence.

Furthermore, the distribution may not be in excess of the amount of the immediate and heavy financial need [(a) through (d)] above. The Participant must certify that other assets are not available to meet the hardship.

If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of the account balance derived from Employer contributions and the Participant may, by virtue of continuing Service, increase the nonforfeitable percentage in the account:

(a) a separate account will be established for the Participant's interest in the Plan as of the time of the distribution, and

(b) at any relevant time the Participant's nonforfeitable portion of the separate account will be equal to an amount ("X") determined by the formula:

                         X = P [AB + (R X D)] - (R X D)

For purposes of applying the formula: "P" is the nonforfeitable percentage at the relevant time, "AB" is the account balance at the relevant time, "D" is the amount of the distribution and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.


                                  ARTICLE VII

                           DISTRIBUTION REQUIREMENTS

7.1 JOINT AND SURVIVOR ANNUITY REQUIREMENTS All distributions made under the terms of this Plan must comply with the provisions of Article VIII including, if applicable, the safe harbor provisions thereunder.

7.2 MINIMUM DISTRIBUTION REQUIREMENTS All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401 (a)(9) and the regulations thereunder, including the minimum distribution incidental benefit rules found at Section 1.401 (a)(9)-2 of the Regulations. The entire interest of a Participant must be distributed, or begin to be distributed, no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancy are computed by using the expected return multiples found in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

7.3 LIMITS ON DISTRIBUTION PERIODS As of the First Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

(a)      the life of the Participant,

(b)      the life of the Participant and a Designated Beneficiary,

(c) a period certain not extending beyond the life expectancy of the Participant, or

(d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

7.4      REQUIRED DISTRIBUTIONS ON OR AFTER THE REQUIRED BEGINNING DATE

(a) If a participant's account balance is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the First Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's account balance by the Applicable Life Expectancy.

(b) For calendar years beginning before 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must have required that at least 50% of the Present Value of the amount available for distribution was to be paid within the life expectancy of the Participant.

(c) For calendar years beginning after 1988, the amount to be distributed each year, beginning with distributions for the First Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to Regulations Section 1.401 (a)(9)-2.

(d) The minimum distribution required for the Participant's First Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

(e) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder.

(f) For purposes of determining the amount of the required distribution for each Distribution Calendar Year, the account balance to be used is the account balance determined as of the last valuation preceding the Distribution Calendar Year. This balance will be increased by the amount of any contributions or forfeitures allocated to the account balance after the valuation date in such preceding calendar year.
         Such balance will also be decreased by distributions made after the Valuation Date in such preceding Calendar Year.

(g) For purposes of subparagraph 7.4(f), if any portion of the minimum distribution for the First Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

7.5      REQUIRED BEGINNING DATE

(a) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2.

(b) Transitional Rules. The Required Beginning Date of a Participant who attained age 70-1/2 before 1988, shall be determined in accordance with (1) or (2) below:

         (1) Non-5-percent owners. The Required Beginning Date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs. In the case of a Participant who is not a 5-percent owner who attains age 70- 1/2 during 1988 and who has not retired as of January 1, 1989, the Required Beginning Date is April 1, 1990.

         (2) 5-percent owners. The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after 1979, is the first day of April following the later of:

                  (i) the calendar year in which the Participant attains age 70-1/2, or

                 (ii) the earlier of the calendar year with or within which ends the plan year in which the Participant becomes a 5- percent owner, or the calendar year in which the Participant retires.

(c) A Participant is treated as a 5-percent owner for purposes of this Paragraph if such Participant is a 5-percent owner as defined in Code
         Section 416(i) (determined in accordance with Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such Owner attains age 66-1/2 or any subsequent Plan Year.

(d) Once distributions have begun to a 5-percent owner under this paragraph, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

7.6      TRANSITIONAL RULE

(a) Notwithstanding the other requirements of this Article and subject to the requirements of Article VIII, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (i) The distribution by the Trust is one which would not have disqualified such Trust under Code Section 401
                          (a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

                 (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee.

                (iii) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before 1984.

                 (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                  (v) The method of distribution designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

(b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

(c) For any distribution which commences before 1984, but continues after 1983, the Employee, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs (a)(i) and (v) above.

(d) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the section 242(b)(2) election of the Tax Equity and Fiscal Responsibility Act of 1982. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401 (a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J- 3 of the regulations shall apply.

7.7 DESIGNATION OF BENEFICIARY FOR DEATH BENEFIT Each Participant shall file a written designation of beneficiary with the Employer upon qualifying for participation under this Plan. Such designation shall remain in force until revoked by the Participant by filing a new beneficiary form with the Employer. The Participant may elect to have a portion of his or her account balance invested in an insurance contract. If an insurance contract is purchased under the Plan the Trustee must be named as Beneficiary under the terms of the contract. However, the Participant shall designate a Beneficiary to receive the proceeds of the contract after settlement is received by the Trustee.
Under a profit-sharing plan satisfying the requirements of paragraph 8.7, the Designated Beneficiary shall be the Participant's Surviving Spouse, if any, unless such Spouse properly consents otherwise.

7.8 NONEXISTENCE OF BENEFICIARY Any portion of the amount payable hereunder which is undisposed of because of the Participant's or former Participant's failure to designate a Beneficiary, or because all of the Designated Beneficiaries predeceased the Participant, shall be paid to his or her Spouse. If the Participant has no Spouse at the time of death, payment shall be made to the personal representative of his or her estate in a lump sum.

7.9 DISTRIBUTION BEGINNING BEFORE DEATH If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

7.10 DISTRIBUTION BEGINNING AFTER DEATH If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

(a) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

(b) if the Designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

If the Participant has not made an election pursuant to this paragraph 7.10 by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

For purposes of this paragraph, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of this paragraph with the exception of paragraph (b) herein, shall be applied as if the Surviving Spouse were the Participant. For the purposes of this paragraph and paragraph 7.9 distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the preceding sentence is applicable, the date distribution is required to begin to the Surviving Spouse). If distribution in the form of an annuity described in paragraph 7.4(e) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

For purposes of paragraph 7.9 and this paragraph, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

7.11 ESCHEAT In the event any vested account balance is unclaimed and the Plan Administrator is unable to determine the whereabouts of the Participant, beneficiary or any other person whose benefits from the Plan are due, within three years from the date such benefit would otherwise be payable, such vested account balance shall be forfeited and revert to and become part of the Trust upon written direction of the Plan Administrator; provided, however, such unclaimed benefits shall be reinstated from earnings and forfeitures, and Employer Contributions designated for that purpose if the claimant to whom such benefit is due and owing subsequently makes written application to the Plan Administrator. The Plan Administrator also reserves the right, with the consent of the Trustee/Custodian, to direct the Trustee/Custodian to dispose of any unclaimed benefits under the escheat statutes of the applicable state law, as defined in Article XVI.

                                  ARTICLE VIII

                    JOINT AND SURVIVOR ANNUITY REQUIREMENTS


8.1 APPLICABILITY OF PROVISIONS The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23,1984 and such other Participants as provided in paragraph 8.8.

8.2 PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90 day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Early Retirement Age under the Plan.

8.3 PAYMENT OF QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before benefits have commenced then the Participant's vested account balance shall be paid to the Surviving Spouse in the form of a life annuity. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

A Participant who does not meet the age 35 requirement set forth in the Election Period as of the end of any current Plan Year may make a special qualified election to waive the qualified Pre-retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph 8.4. Qualified Pre-retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

8.4 QUALIFIED ELECTION A Qualified Election is an election to either waive a Qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity. Any such election shall not be effective unless:

(a)      the Participant's Spouse consents in writing to the election;

(b) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

(c)      the Spouse's consent acknowledges the effect of the election; and

(d) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs 8.5 and 8.6 below.

8.5 NOTICE REQUIREMENTS FOR QUALIFIED JOINT AND SURVIVOR ANNUITY The Plan Administrator shall provide each Participant a written explanation of:

(a)      the terms and conditions of a Qualified Joint and Survivor Annuity;

(b) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

(c)      the rights of a Participant's Spouse; and

(d) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

Such notice shall be provided not less than 30 days and no more than 90 days prior to the Annuity Starting date.

8.6 NOTICE REQUIREMENTS FOR QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY The Plan Administrator shall provide each Participant a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph 8.5 applicable to a Qualified Joint and Survivor Annuity. Such explanation shall be provided within whichever of the following periods ends last:

(a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(b)      a reasonable period ending after the individual becomes a Participant;

(c) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (b) and (c) is the end of the two-year period beginning one-year prior to the date the applicable event occurs, and ending one-year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant subsequently returns to employment with the Employer, the applicable period for such Participant shall be re-determined.

8.7      SPECIAL SAFE-HARBOR EXCEPTION FOR CERTAIN PROFIT-SHARING PLANS

(a) This paragraph shall apply to a Participant in a profit- sharing plan, and to any distribution made on or after the first day of the first plan year beginning after 1988, from or under a separate account attributable solely to Qualified Voluntary contributions, as maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

         (1) the Participant does not or cannot elect payments in the form of a life annuity; and

         (2) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

         The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90-day period following the date of the Participant's death. The account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. These safe-harbor rules shall not be operative with respect to a Participant in a profit-sharing plan if that plan is a direct or indirect transferee of a Defined Benefit Plan, money purchase pension plan, a target benefit plan, stock bonus plan, or profit-sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code
         Section 417, and would therefore have a Qualified Joint and Survivor Annuity as its normal form of benefit.

(b) The Participant may waive the spousal death benefit described in this paragraph at any time provided that no such waiver shall be effective unless it satisfies the conditions (described in paragraph 8.4) that would apply to the Participant's waiver of the qualified pre-retirement survivor annuity.

(c) If this paragraph 8.7 is operative, then all other provisions of this Article other than paragraph 8.8 are inoperative.

8.8 TRANSITIONAL JOINT AND SURVIVOR ANNUITY RULES Special transition rules apply to Participants who are not receiving benefits on August 23, 1984.

(a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976 and such Participant had at least 10 Years of Service for vesting purposes when he or she separated from Service.

(b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2,1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 8.9.

(c) The respective opportunities to elect [as described in (a) and (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984 and ending on the date benefits would otherwise commence to said Participants.

8.9 AUTOMATIC JOINT AND SURVIVOR ANNUITY AND EARLY SURVIVOR ANNUITY Any Participant who has elected pursuant to paragraph 8.8(b) and any Participant who does not elect under paragraph 8.8(a) or who meets the requirements of paragraph 8.8(a), except that such Participant does not have at least 10 years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

(a) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

         (1) begins to receive payments under the Plan on or after Normal Retirement Age, or

         (2) dies on or after Normal Retirement Age while still working for the Employer, or

         (3) begins to receive payments on or after the Qualified Early Retirement Age, or

         (4) separates from Service on or after attaining Normal Retirement (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

(b)      Election of Early Survivor Annuity.   A Participant who is employed
         after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

         (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or

         (2) the date on which participation begins, and ends on the date the Participant terminates employment.

8.10 ANNUITY CONTRACTS Any annuity contract distributed herefrom must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.


                                   ARTICLE IX

                                    VESTING

9.1 EMPLOYEE CONTRIBUTIONS A Participant shall always have a 100% vested and nonforfeitable interest in his or her Mandatory Contributions, Voluntary Contributions, Qualified Voluntary Contributions, Rollover Contributions, and Transfer Contributions plus the earnings thereon. No forfeiture of Employer related contributions (including any minimum contributions made under paragraph
14.2 hereof) will occur solely as a result of an Employee's withdrawal of any Employee contributions.

9.2 EMPLOYER CONTRIBUTIONS A Participant shall acquire a vested and nonforfeitable interest in his or her account attributable to Employer contributions in accordance with the table selected in the Adoption Agreement, provided that if a Participant is not already fully vested, he or she shall become so upon attaining Normal Retirement Age, Early Retirement Age, on death prior to normal retirement, on retirement due to Disability, or on termination of the Plan.

9.3 COMPUTATION PERIOD The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions shall be determined by the Employer in the Adoption Agreement. If the Employer provides for other than full and immediate vesting and does not designate otherwise, the computation period shall be the Plan Year. In the event a former Participant with no vested interest in his or her Employer contribution account requalifies for participation in the Plan after incurring a Break in Service, such Participant shall be credited for vesting with all pre-break and post-break Service.

9.4 REQUALIFICATION PRIOR TO FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE The account balance of such Participant shall consist of any undistributed amount in his or her account as of the date of re-employment plus any future contributions added to such account plus the investment earnings on the account. The vested account balance of such Participant shall be determined by multiplying the Participant's account balance (adjusted to include any distribution or redeposit made under paragraph 6.3 hereof) by such Participant's vested percentage.

All Service of the Participant, both prior to and following the break, shall be counted when computing the Participant's vested percentage.

9.5 REQUALIFICATION AFTER FIVE CONSECUTIVE ONE-YEAR BREAKS IN SERVICE If such Participant is not fully vested upon re-employment, a new account shall be established for such Participant to separate his or her deferred vested and nonforfeitable account, if any, from the account to which new allocations will be made. The Participant's deferred account to the extent remaining shall be fully vested and shall continue to share in earnings and losses of the Fund. When computing the Participant's vested portion of the new account, all pre-break and post-break Service shall be counted. However, notwithstanding this provision, no such former Participant who has had five consecutive one-year Breaks in Service shall acquire a larger vested and nonforfeitable interest in his or her prior account balance as a result of requalification hereunder.

9.6 CALCULATING VESTED INTEREST A Participant's vested and nonforfeitable interest shall be calculated by multiplying the fair market value of his or her account attributable to Employer contributions on the Valuation Date preceding distribution by the decimal equivalent of the vested percentage as of his or her termination date. The amount attributable to Employer contributions for purposes of the calculation includes amounts previously paid out pursuant to paragraph 6.3 and not repaid. The Participant's vested and nonforfeitable interest, once calculated above, shall be reduced to reflect those amounts previously paid out and not repaid. The Participant's vested and nonforfeitable interest so determined shall continue to share in the investment earnings and any increase or decrease in the fair market value of the Fund up to the Valuation Date preceding or coinciding with payment.

9.7 FORFEITURES Any balance in the account of a Participant who has separated from Service to which he or she is not entitled under the foregoing provisions, shall be forfeited and applied as provided in the Adoption Agreement. If not specified otherwise in the Adoption Agreement, forfeitures will be allocated to Participants in the same manner as the Employer's contribution. A forfeiture may only occur if the Participant has received a distribution from the Plan or if the Participant has incurred five consecutive l-year Breaks in Service. Forfeitures shall inure only to the accounts of Participants of the adopting Employer's plan. If not specified otherwise in the Adoption Agreement, forfeitures shall be allocated at the end of the Plan Year during which the former Participant incurs five consecutive one-year Breaks in Service.

9.8 AMENDMENT OF VESTING SCHEDULE No amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one hour of service in any Plan Year beginning after 1988, the preceding sentence shall be applied by substituting "Five Years of Service" for "Three Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the later of:

(a)      60 days after the amendment is adopted;

(b)      60 days after the amendment becomes effective; or

(c) 60 days after the Participant is issued written notice of the amendment by the Employer or the Trustee/Custodian. If the Trustee/Custodian is asked to so notify, the Fund will be charged for the costs thereof.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under section 412(c)(8) of the Code (relating to financial hardships). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.

9.9 SERVICE WITH CONTROLLED GROUPS All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be considered for purposes of determining a Participant's nonforfeitable percentage.


                                   ARTICLE X

                           LIMITATIONS ON ALLOCATIONS


10.1 PARTICIPATION IN THIS PLAN ONLY If the Participant does not participate in, and has never participated in another qualified plan, a Welfare Benefit Fund (as defined in paragraph 1.72) or an individual medical account, as defined in Code Section 415(1)(2), maintained by the adopting Employer, which provides an Annual Addition as defined in paragraph 1.2, the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

10.2 DISPOSITION OF EXCESS ANNUAL ADDITIONS If pursuant to paragraph 10.1 or as a result of the allocation of forfeitures. there is an Excess Amount, the excess will be disposed of under one of the following methods as determined in the Adoption Agreement. If no election is made in the Adoption Agreement then method "(a)" below shall apply.

(a)      Suspense Account Method

         (1) Any nondeductible Employee Voluntary Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

         (2) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

         (3) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

         (4) If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer contributions or any Voluntary contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

(b)      Spillover Method

         (1) Any Excess Amount which would be allocated to the account of an individual Participant under the Plan's allocation formula will be reallocated to other Participants in the same manner as other Employer contributions. No such reallocation shall be made to the extent that it will result in an Excess Amount being created in such Participant's own account.

         (2) To the extent that amounts cannot be reallocated under (1) above, the suspense account provisions of (a) above will apply.

10.3 PARTICIPATION IN THIS PLAN AND ANOTHER MASTER AND PROTOTYPE DEFINED CONTRIBUTION PLAN, WELFARE BENEFIT FUND OR INDIVIDUAL MEDICAL ACCOUNT MAINTAINED BY THE EMPLOYER The Annual Additions which may be credited to a Participant's account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other Master or Prototype Defined Contribution Plans, Welfare Benefit Funds, and individual medical accounts as defined in Code Section 415(1)(2), maintained by the Employer, which provide an Annual Addition as defined in paragraph 1.2, for the same Limitation Year. If the Annual Additions, with respect to the Participant under other Defined Contribution Plans and Welfare Benefit Funds maintained by the Employer, are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other Defined Contribution Plans and Welfare Benefit Funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph 10.1. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

10.4 DISPOSITION OF EXCESS ANNUAL ADDITIONS UNDER TWO PLANS If, pursuant to paragraph 10.3 or as a result of forfeitures a Participant's Annual Additions under this Plan and such other plans would result in an Excess

Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a Welfare Benefit Fund or individual medical account as defined in Code
Section 415(1)(2) will be deemed to have been allocated first regardless of the actual allocation date. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

(a)      the total Excess Amount allocated as of such date, times

(b)      the ratio of:

         (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under the Plan, to

         (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype Defined Contribution Plans.

Any Excess Amount attributed to this Plan will be disposed of in the manner described in paragraph 10.2.

10.5 PARTICIPATION IN THIS PLAN AND ANOTHER DEFINED CONTRIBUTION PLAN WHICH IS NOT A MASTER OR PROTOTYPE PLAN If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with paragraphs 10.3 and 10.4 as though the other plan was a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

10.6 PARTICIPATION IN THIS PLAN AND A DEFINED BENEFIT PLAN If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan (other than Paired Plan #02001, #02002, #02003 or #02004) covering any Participant in this Plan, the sum of the Participant 's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. For any Plan Year during which the Plan is Top-Heavy, the Defined Benefit and Defined Contribution Plan Fractions shall be calculated in accordance with Code
Section 416(h). The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.


                                   ARTICLE XI

                                 ADMINISTRATION


11.1 PLAN ADMINISTRATOR The Employer shall be the named fiduciary and Plan Administrator. These duties shall include:

(a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan,

(b) directing the Trustee/Custodian with respect to payments from the Fund,

(c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures,

(d) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency,

(e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer under paragraph (a),

(f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974, and

(g) construing and resolving any question of Plan interpretation. The Plan Administrator's interpretation of Plan provisions including eligibility and benefits under the Plan is final, and unless it can be shown to be arbitrary and capricious will not be subject to "de novo" review.

11.2 TRUSTEE/CUSTODIAN The Trustee/Custodian shall be responsible for the administration of investments held in the Fund. These duties shall include:

(a)      receiving contributions under the terms of the Plan,

(b) making distributions from the Fund in accordance with written instructions received from an authorized representative of the Employer, and

(c) keeping accurate records reflecting its administration of the Fund and making such records available to the Employer for review and audit. Within 90 days after each Plan Year, and within 90 days after its removal or resignation, the Trustee/Custodian shall file with the Employer an accounting of its administration of the Fund during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such accounting shall include a statement of cash receipts and disbursements since the date of its last accounting and shall contain an asset list showing the fair market value of investments held in the Fund as of the end of the Plan Year. The value of marketable investments shall be determined using the most recent price quoted on a national securities exchange or over the counter market. The value of non-marketable investments shall be determined in the sole judgement of the Trustee/Custodian which determination shall be binding and conclusive. The value of investments in securities or obligations of the Employer in which there is no market shall be determined in the sole judgement of the Employer, and the Trustee/Custodian shall have no responsibility with respect to the valuation of such assets. The Employer shall review the Trustee/Custodian's accounting and notify the Trustee/Custodian in the event of its disapproval of the report within 90 days, providing the Trustee/Custodian with a written description of the items in question. The Trustee/Custodian shall have 60 days to provide the Employer with a written explanation of the items in question. If the Employer again disapproves, the Trustee/Custodian may file its accounting in a court of competent jurisdiction for audit and adjudication.

(d) employing such agents, including but not limited to an investment advisor which may or may not be a subsidiary or an affiliate of the Trustee, attorneys or other professionals as the Trustee may deem necessary or advisable in the performance of its duties.

The Trustee's/Custodian's duties shall be limited to those described above. The Employer shall be responsible for any other administrative duties required under the Plan or by applicable law.

11.3 ADMINISTRATIVE FEES AND EXPENSES All reasonable costs, charges and expenses incurred by the Trustee/Custodian in connection with the administration of the Fund and all reasonable costs, charges and expenses incurred by the Plan Administrator in connection with the administration of the Plan (including fees for legal services rendered to the Trustee/Custodian or Plan Administrator) may be paid by the Employer, but if not paid by the Employer when due, shall be paid from the Fund. Such reasonable compensation to the Trustee/Custodian as may be agreed upon from time to time between the Employer and the Trustee/Custodian and such reasonable compensation to the Plan Administrator as may be agreed upon from time to time between the Employer and Plan Administrator may be paid by the Employer, but if not paid by the Employer when due shall be paid by the Fund. The Trustee/Custodian shall have the right to liquidate trust assets to cover its fees. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to a Plan Administrator or a Trustee/Custodian who is the Employer or a full-time Employee of the Employer. In the event any part of the Trust/Custodial Account becomes subject to tax, all taxes incurred will be paid from the Fund unless the Plan Administrator advises the Trustee/Custodian not to pay such tax.

11.4     DIVISION OF DUNES AND INDEMNIFICATION

(a) The Trustee/Custodian shall have the authority and discretion to manage and govern the Fund to the extent provided in this instrument, but does not guarantee the Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Fund to meet and discharge all or any liabilities of the Plan.

(b) The Trustee/Custodian shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined that the Trustee/Custodian has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

(c) The Employer warrants that all directions issued to the Trustee/Custodian by it, the Plan Administrator, an investment manager appointed pursuant to Section 13.7, or any other authorized person, will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

(d) The Trustee/Custodian shall not be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, Participant or the Plan Administrator shall be in writing. The Employer shall deliver to the Trustee/Custodian certificates evidencing the individual or individuals authorized to act as set forth in the Adoption Agreement or as the Employer may subsequently inform the Trustee/Custodian in writing and shall deliver to the Trustee/Custodian specimens of their signatures.

(e) The duties and obligations of the Trustee/Custodian shall be limited to those expressly imposed upon it by this instrument or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee/Custodian, shall rest solely with the Employer.

(f) The Trustee/Custodian shall be indemnified and saved harmless by the Employer from and against any and all liability to which the Trustee/Custodian may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the instructions of the Employer, the employees or agents of the Employer, the Plan Administrator, or any other fiduciary to the Plan, and for any liability arising from the actions or non-actions of any predecessor Trustee/Custodian or fiduciary or other fiduciaries of the Plan.

(g) The Trustee/Custodian shall not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

                                  ARTICLE XII

                          TRUST FUND/CUSTODIAL ACCOUNT


12.1     THE FUND  The Fund shall consist of all contributions made under
Article III and Article IV of the Plan and the investment thereof and earnings thereon. All contributions and the earnings thereon less payments made under the terms of the Plan, shall constitute the Fund. The Fund shall be administered as provided herein.

12.2 CONTROL OF PLAN ASSETS The assets of the Fund or evidence of ownership shall be held by the Trustee/Custodian under the terms of the Plan and Trust/Custodial Account. If the assets represent amounts transferred from another trustee/custodian under a former Plan, the

Trustee/Custodian named hereunder shall not be responsible for any actions of the prior fiduciary including the review of the propriety of any investment under the former plan, said review to be the responsibility of the Employer.

12.3 EXCLUSIVE BENEFIT RULES No part of the Fund shall be used for, or divened to, purposes other than for the exclusive benefit of Participants, former Participants with a vested interest, and the Beneficiary or Beneficiaries of deceased Participants having a vested interest in the Fund at death.

12.4 ASSIGNMENT AND ALIENATION OF BENEFITS No right or claim to, or interest in, any part of the Fund, or any payment therefrom, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee/Custodian shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985 which the Plan attorney and Plan Administrator deem to be qualified.

19.5 DETERMINATION OF QUALIFIED DOMESTIC RELATIONS ORDER (QDRO) A Qualified Domestic Relations Order shall specifically state all of the following in order to be deemed a QDRO:

(a) The name and last known mailing address (if any) of the Participant and of each alternate payee covered by the Order. However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still be valid.

(b) The dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined.

(c)      The number of payments or period for which the order applies.

(d)      The specific plan (by name) to which the Order applies.

The Order shall not be deemed a QDRO if it requires the Plan to provide:

(e) any type or form of benefit, or any option not already provided for in the Plan;

(f) increased benefits, or benefits in excess of the Participant's vested rights;

(g) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions or in the case of a profit- sharing plan, prior to the allowability of in-service withdrawals, or

(h) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

Promptly, upon receipt of a Domestic Relations Order which may or may not be "Qualified" the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt, and include a copy of this paragraph 12.5. The Plan Administrator shall then forward the Order to the Plan's legal counsel for an opinion as to whether or not the Order is in fact "Qualified" as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed 60 days, the Plan's legal counsel shall make a determination as to its "Qualified" status and the Participant and any alternate payee(s) shall be promptly notified in writing of the determination.

If the "Qualified" status of the Order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not Qualified, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the Qualified status of the Order is made after the 18-month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the Order's qualification.

Unless specified otherwise in the Adoption Agreement, the earliest retirement age with regard to the Participant against whom the order is entered shall be the date the order is determined to be qualified. This will only allow payouts to alternate payee(s) and not the Participant.

                                  ARTICLE XIII

                                  INVESTMENTS


13.1 FIDUCIARY STANDARDS The Trustee shall invest and reinvest income in the same Fund in accordance with the investment objectives established by the Employer, provided that:

(a) such investments are prudent under the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder,

(b) such investments are sufficiently diversified or otherwise insured or guaranteed to minimize the risk of large losses, and

(c) such investments are similar to those which would be purchased by another professional money manager for a like plan with similar investment objectives.

13.2 FUNDING ARRANGEMENT The Employer shall, in the Adoption Agreement, appoint a Trustee to administer the Fund and/or a Custodian to have custody of the Fund. The Trustee shall invest the Fund in any of the alternatives available under paragraph 13.3. If a Custodian is appointed, the Fund shall be invested as provided in paragraph 13.4.

13.3 INVESTMENT ALTERNATIVES OF THE TRUSTEE The Trustee shall implement an investment program based on the Employer's investment objectives and the Employee Retirement Income Security Act of 1974. In addition to powers given by law, the Trustee may:

(a) invest the Fund in any form of property, including common and preferred stocks, exchange traded put and call options, bonds, money market instruments, mutual funds (including funds for which the Trustee/Custodian or its subsidiaries or its affiliates serve as investment advisor), savings accounts, certificates of deposit, Treasury bills, insurance policies and contracts, or in any other property, real or personal, having a ready market including securities issued by the Trustee and/or affiliates of the Trustee. The Trustee may also make loans to Plan Participants in accordance with paragraph
         13.5 hereof. The Trustee may invest in its own deposits, and if applicable those of affiliates, which bear a reasonable interest rate. No portion of any Qualified Voluntary Contribution, or the earnings thereon, may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible,

(b) invest any assets of the Fund in a group or collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts, provided such group or collective trust is qualified under Code Section 401(a) and exempt under Code Section 501(a) (or the applicable corresponding provision of any other Revenue
         Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee/Custodian and/or affiliates of the Trustee/Custodian. Such commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust shall be a part hereof as though set forth herein. The terms of said instrument(s) may authorize the Trustee of the group or collective trust to engage in securities lending transactions where fees may be deducted from the group or collective trust's loan income,

(c) invest the Fund in the common stock, debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under Sections 406, 407, and 408 of the Employee Retirement Income Security Act of 1974 and further provided that such investment does not constitute a prohibited transaction under Code Section 4975. Any such investment in Employer securities shall only be made upon written direction of the Employer who shall be solely responsible for propriety of such investment,

(d) hold cash uninvested and deposit same with any banking or savings institution, including iis own banking department or the banking department of an affiliate,

(e) join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, including those in which it is interested as Trustee, upon such terms as it deems wise,

(f)      hold investments in nominee or bearer form,

(g) vote proxies and if appropriate pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy,

(h)      exercise all ownership rights with respect to assets held in the Fund.

13.4 INVESTMENT ALTERNATIVES OF THE CUSTODIAN The Custodian shall be depository of all or part of the Fund and shall, at the written direction of the Trustee hold any assets received from the Trustee or its agents. The Custodian may rely upon any order, certificate, notice, direction or other written directive issued by the Trustee or its agents. The Custodian shall receive and deliver assets as instructed by the Trustee or its agents, or an investment manager appointed pursuant to Section 13.7 through written direction. To the extent that the Custodian holds title to Plan assets and such ownership requires action on the part of the registered owner, such action will be taken by the Custodian only upon receipt of specific written instructions from the Trustee or its agents or an investment manager. Proxies shall be voted by or pursuant to the express direction of the Trustee or authorized agent of the Trustee. The Custodian shall not give any investment advice, including any opinion on the prudence of directed investments. The Employer and Trustee and the agents thereof assume all responsibility for adherence to fiduciary standards under the Employee Retirement Income Security Act of 1974 (ERISA) and all amendments thereof, and regulations thereunder.

13.5 PARTICIPANT LOANS If agreed upon by the Trustee and permitted by the Employer in the Adoption Agreement, a Plan Participant may make application to the Employer requesting a loan from the Fund. The Employer shall have the sole right to approve or disapprove a Participant's application provided that loans shall be made available to all Participants on a reasonably equivalent basis. Loans shall not be made available to highly compensated employees [as defined in Code Section 414(q)] in an amount greater than the amount made available to other Employees. Any loan granted hereunder shall be made subject to the following rules:

(a) No loan granted hereunder shall exceed the lesser of (i) $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made or (ii) one-half of the fair market value of a Participant's vested account balance built up from Employer Contributions, Voluntary Contributions, and Rollover Contributions.

         If the Participant's vested account balance is $20,000 or less, the maximum loan shall not exceed the lesser of $10,000 or 100% of the Participant's vested account balance. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Code Sections 414(b), 414(c), and 414(m) are aggregated. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

(b) All applications must be made on forms provided by the Employer and must be signed by the Participant.

(c) Any loan granted hereunder shall bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan unless the Employer sets forth a different method for determining loan interest rates in its loan procedures.
         The loan agreement shall also provide that the payment of principal and interest be amortized in level payments not less frequently than quarterly.

(d) The term of such loan shall not exceed five years except in the case of a loan for the purpose of acquiring any house, apartment, condominium, or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the principal residence of the Participant. The term of such loan shall be determined by the Employer considering the maturity dates quoted by representative commercial banks in the local area for a similar loan.

(e) The principal and interest paid by a Participant on his or her loan shall be credited to the Fund in the same manner as for any other Plan investment. If elected in the Adoption Agreement, loans may be treated as segregated investments of the individual Participants.
         This provision is not available if its election will result in discrimination in operation of the Plan.

(f) If a Participant's loan application is approved by the Employer, such Participant shall be required to sign a note, loan agreement, and assignment of one-half of his or her interest in the Fund as collateral for the loan. The Participant, except in the case of a profit-sharing plan satisfying the requirements of paragraph 8.7, must obtain the consent of his or her Spouse, if any, within the 90 day period before the time his or her account balance is used as security for the loan. A new consent is required if the account balance is used for any renegotiation, extension, renewal or other revision of the loan, including an increase in the amount thereof. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse.

(g) If a valid Spousal consent has been obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

(h) The Employer may also require additional collateral in order to adequately secure the loan.

(i) A Participant's loan shall immediately become due and payable if such Participant terminates employment for any reason or fails to make a principal and/or interest payment as provided in the loan agreement. If such Participant terminates employment, the Employer shall immediately request payment of principal and interest on the loan. If the Participant refuses payment following termination, the Employer shall reduce the Participant's vested account balance by the remaining principal and interest on his or her loan. If the Participant's vested account balance is less than the amount due, the Employer shall take whatever steps are necessary to collect the balance due directly from the Participant. However, no foreclosure on the Participant's note or attachment of the Participant's account balance will occur until a distributable event occurs in the Plan.

(j) No loans will be made to Owner-Employees (as defined in paragraph 1.38) or Shareholder-Employees (as defined in paragraph 1.58), unless an exemption from the prohibited transactions rules is first obtained from the Department of Labor.

13.6 INSURANCE POLICIES If agreed upon by the Trustee and approved by the Employer in the Adoption Agreement, Employees may elect the purchase of life insurance policies under the Plan. If elected, the maximum annual premium for a whole life policy shall not exceed 50% of the aggregate Employer contributions allocated to the account of a Participant. For profit-sharing plans the 50% test need only be applied against Employer contributions allocated in the last two years. Whole life policies are policies with both nondecreasing death benefits and nonincreasing premiums. The maximum annual premium for term contracts or universal life policies and all other policies which are not whole life shall not exceed 25% of aggregate Employer contributions allocated to the account of a Participant. The two year rule for profit-sharing plans again applies. The maximum annual premiums for a Participant with both a whole life and a term contract or universal life policies shall be limited to one-half of the whole life premiums plus the term premium but shall not exceed 25 % of the aggregate Employer contributions allocated to the account of a Participant, subject to the two year rule for profit-sharing plans. Any policies purchased under this Plan shall be held subject to the following rules:

(a)      The Trustee shall be applicant and owner of any policies issued.

(b) All policies or contracts purchased shall be endorsed as nontransferable, and must provide that proceeds will be payable to the

         Trustee; however, the Trustee shall be required to pay over all proceeds of the contracts to the Participant's Designated Beneficiary in accordance with the distribution provisions of this Plan. Under no circumstances shall the Trust retain any part of the proceeds.

(c) Each Participant shall be entitled to designate a beneficiary under the terms of any contract issued; however, such designation will be given to the Trustee which must be the named beneficiary on any policy. Such designation shall remain in force, until revoked by the Participant, by filing a new beneficiary form with the Trustee. A Participant's Spouse will be the Designated Beneficiary of the proceeds in all circumstances unless a Qualified Election has been made in accordance with paragraph 8.4. The beneficiary of a deceased Participant shall receive, in addition to the proceeds of the Participant's policy or policies, the amount credited to such Participant's investment account.

(d) A Participant who is uninsurable or insurable at substandard rates, may elect to receive a reduced amount of insurance, if available, or may waive the purchase of any insurance.

(e) All dividends or other returns received on any policy purchased shall be applied to reduce the next premium due on such policy, or if no further premium is due, such amount shall be credited to the Fund as part of the account of the Participant for whom the policy is held.

(f) If Employer contributions are inadequate to pay all premiums on all insurance policies, the Trustee may, at the option of the Employer, utilize other amounts remaining in each Participant's account to pay the premiums on-his or her respective policy or policies, allow the policies to lapse, reduce the policies to a level at which they may be maintained, or borrow against the policies on a prorated basis, provided that the borrowing does not discriminate in favor of the policies on the lives of Officers, Shareholders, and highly compensated Employees.

(g) On retirement or termination of employment of a Participant, the Employer shall direct the Trustee to cash surrender the Participant's policy and credit the proceeds to his or her account for distribution under the terms of the Plan. However, before so doing, the Trustee may first offer to transfer ownership of the policy to the Participant in exchange for payment by the Participant of the cash value of the policy at the time of transfer. Such payment shall be credited to the Participant's account for distribution under the terms of the Plan. All distributions resulting from the application of this paragraph shall be subject to the Joint and Survivor Annuity Rules of Article VIII, if applicable.

(h) The Employer shall be solely responsible to see that these insurance provisions are administered properly and that if there is any conflict between the provisions of this Plan and any insurance contracts issued that the terms of this Plan will control.

13.7 EMPLOYER INVESTMENT DIRECTION If agreed upon by the Trustee and approved by the Employer in the Adoption Agreement, the Employer shall have the right to direct the Trustee with respect to investments of the Fund, may appoint an investment manager (registered as an investment advisor under the Investment Advisors Act of 1940) to direct investments, or may give the Trustee investment management responsibility. The Employer may purchase and sell interests in a registered investment company (i.e., mutual funds) for which the Sponsor, its parent, affiliates, subsidiaries, or successors may serve as investment advisor and receive compensation from the registered investment company for its services as investment advisor. The Employer shall advise the Trustee in writing regarding the retention of investment powers, the appointment of an investment manager, or the delegation of investment powers to the Trustee. The Trustee may rely upon any order, certificate, notice, direction or other written directive issued by the Employer, investment manager or any other authorized party which the Trustee believes to be genuine. In the absence of such written directive, the Trustee may invest the available cash in its discretion in an appropriate interim investment until specific investment directions are received and shall not be responsible for a resulting loss.
Such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. The Employer must provide the Trustee with written notice of the termination of the appointment of an investment manager. The Trustee shall not be responsible for the propriety of any directed investment made and shall not be required to consult with or advise the Employer regarding the investment quality of any directed investment held hereunder. The Trustee shall not be responsible for any loss resulting to the Fund by reason of any sale or investment made pursuant to the direction of the Employer or an investment manager. Notwithstanding anything in this Plan to the contrary, the Trustee shall be indemnified and saved harmless by the Employer from any and all personal liability to which the Trustee may be subjected by carrying out any directions of the Employer or an investment manager, including all expenses reasonably incurred in its defense in the event the Employer fails to provide such; provided, however, the Trustee shall not be so indemnified if it participates knowingly in, or knowingly undertakes to conceal, an act or omission of an investment manager, having actual knowledge that such is a breach of a fiduciary duty. The Trustee shall not be deemed to have knowingly participated in or knowingly undertaken to conceal an act or omission of an investment manager with knowledge that such act or omission was a breach of fiduciary duty by merely complying with directions of an investment manager, or for failure to act in the absence of directions of an investment manager, or by reason of maintaining accounting records. If the Employer fails to designate an investment manager, the Trustee shall have full investment authority. If the Employer does not issue investment directions, the Trustee shall have authority to invest the Fund in its sole discretion. While the Employer may direct the Trustee with respect to Plan investments, the Employer may not:

(a) borrow from the Fund or pledge any of the assets of the Fund as security for a loan,

(b)      buy property or assets from or sell property or assets to the Fund,

(c)      charge any fee for services rendered to the Fund, or

(d)      receive any services from the Fund on a preferential basis.

13.8 EMPLOYEE INVESTMENT DIRECTION If agreed to by the Trustee and approved by the Employer in the Adoption Agreement, Participants shall be given the option to direct the investment of their personal contributions and their share of the Employer's contribution among alternative investment funds established as part of the overall Fund. Unless otherwise specified by the Employer in the Adoption Agreement, such investment funds shall be restricted to funds offered by the Trustee/Custodian. If investments outside the Trustee/Custodian's control are allowed, Participants may not direct that investments be made in collectibles, other than U.S. Government or State issued gold and silver coins. In this connection, a Participant's right to direct the investment of any contribution shall apply only to selection of the desired fund. The following rules shall apply to the administration of such funds.

(a) At the time an Employee becomes eligible for the Plan, he or she shall complete an investment designation form stating the percentage of his or her contributions to be invested in the available funds.

(b) A Participant may change his or her election with respect to future contributions by filing a new investment designation form with the Employer in accordance with the procedures established by the Plan Administrator.

(c) A Participant may elect to transfer all or part of his or her balance from one investment fund to another by filing an investment designation form with the Employer in accordance with the procedures established by the Plan Administrator.

(d) The Employer shall be responsible when transmitting Employee and Employer contributions to show the dollar amount to be credited to each investment fund for each Employee.

(e) Except as otherwise provided in the Plan, neither the Trustee, nor the Custodian, nor the Employer, nor any fiduciary of the Plan shall be liable to the Participant or any of his or her beneficiaries for any loss resulting from action taken at the direction of the Participant and shall be indemnified and held harmless.


                                  ARTICLE XIV

                              TOP-HEAVY PROVISIONS


14.1 APPLICABILITY OF RULES If the Plan is or becomes Top- Heavy in any Plan Year beginning after 1983, the provisions of this Article will supersede any conflicting provisions in the Plan or Adoption Agreement.

14.2 MINIMUM CONTRIBUTION Notwithstanding any other provision in the Employer's Plan, for any Plan Year in which the Plan is Top-Heavy, the aggregate Employer contributions and forfeitures allocated on behalf of any Participant (without regard to any Social Security contribution) under this Plan and any other Defined Contribution Plan of the Employer shall be determined as follows:

(a) When the Employer maintains one Plan or a combination of Paired or non-paired Defined Contribution Plans and no Defined Benefit Plans which are Top-Heavy or Super Top- Heavy, the Employer will contribute the lesser of 3% of such Participant's Compensation or the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year.

(b) Minimum Top-Heavy Contributions for Paired Defined Contribution and Defined Benefit Plans where the Plans are not Super Top-Heavy:

         (1) If an Employee participates in Paired Defined Contribution Plan #04001 or #04002 and also participates in Paired Defined Benefit Plan #02001, #02002, #02003 or #02004, the Employer
                 shall provide a minimum non- integrated benefit of 3% of the highest 5-consecutive year average Compensation for each non-Key Employee who participates in such Defined Benefit Plan, not to exceed a cumulative accrued benefit of 30%.

         (2) If an Employee participates in Paired Defined Contribution Plan #04001 or #04002, but does not participate in Paired Defined Benefit Plan #02001, #02002, #02003 or #02004, the
                 Employer shall make a minimum non-integrated allocation of Employer contributions and forfeitures (in the aggregate under all Defined Contribution Plans) of 4% of each eligible Participant's Top-Heavy Compensation.

(c) Minimum Top-Heavy Contributions for Paired Defined Contribution and Defined Benefit Plans where the Plans are Super Top-Heavy:

         (1) If an Employee participates in Defined Contribution Plan #04001 or #04002 and in Paired Defined Benefit Plan #02001, #02002, #02003 or #02004, the Employer shall provide a minimum non-integrated benefit of 2% of the highest 5-consecutive year average Compensation for each non-Key Employee who participates in such Defined Benefit Plan, not to exceed a cumulative accrued benefit of 20%.

         (2) If an Employee participates in Defined Contribution Plan #04001 or #04002, but does not participate in Paired Defined Benefit Plan #02001, #02002, #02003 or #02004, the minimum contribution requirements at paragraph 14.2(b)(2) shall apply except that the minimum non- integrated allocation percentage shall be 3% instead of 4%.

(d) If the Employer maintains or maintained a Defined Benefit Plan which is not paired, the provisions of the "Limitations on Allocations" section of the Adoption Agreement shall apply.

Each Participant who is employed by the Employer on the last day of the Plan Year shall be entitled to receive an allocation of the Employer's minimum contribution for such Plan Year. The minimum allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because the Participant fails to make Mandatory

Contributions to the Plan, the Participant's Compensation is less than a stated amount, or the Participant fails to complete 1,000 Hours of Service (or such lesser number designated by the Employer in the Adoption Agreement during the Plan Year.) A Paired profit-sharing plan designated to provide the minimum Top-Heavy contribution must do so regardless of profits. Unless the Employer specifies otherwise in the Adoption Agreement, the minimum Top-Heavy contribution will be allocated to the accounts of all eligible Participants, even if they are Key Employees.

For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in the second paragraph of paragraph 1.8 of the Plan.

The Top-Heavy minimum contribution does not apply to any Participant to the extent the Participant is covered under any other plan(s) of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirements applicable to Top-Heavy Plans will be met in the other plan(s).

14.3 MINIMUM VESTING For any Plan Year in which this Plan is Top-Heavy, the minimum vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. If the vesting schedule selected by the Employer in the Adoption Agreement is less liberal than the allowable schedule, the schedule will automatically be modified. If the vesting schedule under the Employer's Plan shifts in or out of the Top-Heavy schedule for any Plan Year, such shift is an amendment to the vesting schedule and the election in paragraph 9.8 of the Plan applies. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this paragraph does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan initially becomes Top-Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this paragraph.

14.4 LIMITATIONS ON ALLOCATIONS In any Plan Year in which the Top-Heavy Ratio exceeds 90% (i.e., the Plan becomes Super Top-Heavy), the denominators of the Defined Benefit Fraction (as defined in paragraph 1.11) and Defined Contribution Fraction (as defined in paragraph 1.14) shall be computed using 100% of the dollar limitation instead of 125%.


                                   ARTICLE XV

                           AMENDMENT AND TERMINATION


15.1 AMENDMENT BY SPONSOR The Sponsor may amend any or all provisions of this Plan and Trust/Custodial Account at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust/Custodial Account provided that no amendment shall authorize or permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries, or eliminate an optional form of distribution. In the case of a mass-submitted plan, the mass- submitter shall amend the Plan on behalf of the Sponsor.

15.2 AMENDMENT BY EMPLOYER The Employer may amend any option in the Adoption Agreement, and may include language as permitted in the Adoption Agreement,

(a)      to satisfy Code Section 415, or

(b)      to avoid duplication of minimums under Section 416 of the Code,

because of the required aggregation of multiple plans.

The Employer may add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

If the Employer amends the Plan and Trust/Custodial Account other than as provided above, including providing for a waiver of minimum funding under Code
Section 412(d), the Employer's Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan for which the Employer must obtain a separate determination letter.

15.3 TERMINATION The Employer shall have the right to terminate the Plan upon 60 days notice in writing to the Trustee/Custodian. If the Plan is terminated, partially terminated, or if there is a complete discontinuance of contributions under a profit-sharing plan maintained by the Employer, all amounts credited to the accounts of Participants shall vest and become nonforfeitable. In the event of a partial termination, only those who separate from Service shall be fully vested. In the event of termination, the Employer shall direct the Trustee/Custodian with respect to the distribution of accounts to or for the exclusive benefit of Participants or their beneficiaries. The Trustee/Custodian shall dispose of the Fund in accordance with the written directions of the Plan Administrator, provided that no liquidation of assets and payment of benefits, (or provision therefor), shall actually be made by the Trustee/Custodian until after it is established by the Employer in a manner satisfactory to the Trustee/Custodian, that the applicable requirements, if any, of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code governing the termination of employee benefit plans, have been or are being, complied with, or that appropriate authorizations, waivers, exemptions, or variances have been, or are being obtained. The Trustee/Custodian shall not be obliged to distribute the Fund until it receives notice of a favorable ruling from the Internal Revenue Service upon the Employer's application for determination as to the effect of termination.

15.4 QUALIFICATION OF EMPLOYER'S PLAN If the adopting Employer fails to attain or retain Internal Revenue Service qualification, such Employer's Plan shall no longer participate in this Prototype Plan and will be considered an individually designed plan.

15.5     MERGERS AND CONSOLIDATIONS

(a) In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan to, any other plan, Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation, or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

(b) Any corporation into which the Trustee/Custodian or any successor trustee/custodian may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee/Custodian or any successor trustee/custodian may be a party, or any corporation to which all or substantially all the trust business of the Trustee/Custodian or any successor trustee/custodian may be transferred, shall be the successor of such Trustee/Custodian without the filing of any instrument or performance of any further act, before any court.

15.6 RESIGNATION AND REMOVAL The Trustee/Custodian may resign by written notice to the Employer which shall be effective 60 days after delivery. The Employer may discontinue its participation in this Prototype Plan and Trust/Custodial Account effective upon 60 days written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Plan and Trust/Custodial Account and appoint a successor trustee or custodian or arrange for another funding agent. The Trustee/Custodian shall deliver the Fund to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee/Custodian may have upon the Fund for its compensation or expenses. If the Employer fails to amend the Plan and appoint a successor trustee, custodian, or other funding agent within the said 60 days, or such longer period as the Trustee/Custodian may specify in writing, the Plan shall be deemed individually designed and the Employer deemed the successor trustee/custodian. The Employer must then obtain its own determination letter.

15.7 QUALIFICATION OF PROTOTYPE The Sponsor intends that this Prototype Plan will meet the requirements of the Code as a qualified Prototype Retirement Plan and Trust/Custodial Account. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Plan and Trust/Custodial Account fails to meet the requirements of the Code, the Sponsor will amend the Plan and Trust/Custodial Account to maintain its qualified status.


                                  ARTICLE XVI

                                 GOVERNING LAW


Construction, validity and administration of the Prototype Plan and Trust/Custodial Account, and any Employer Plan and Trust/Custodial Account as embodied in the Prototype document and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and to the extent not applicable by the laws of the State/Commonwealth in which the principal office of the Sponsor or its affiliate which is designated as Trustee or Custodian in the Adoption Agreement, is located.

                              MODEL PLAN AMENDMENT
                            REVENUE PROCEDURE 93-47

(This model amendment allows Participants receiving distributions from safe-harbored profit sharing plans to waive the 30-day period required under the Unemployment Compensation Act of 1992. Non-safe harbored plans must still provide notice not less than 30 days and not more than 90 days prior to the distribution.)

If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

         (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (2) the Participant, after receiving the notice, affirmatively elects a distribution.



                              MODEL PLAN AMENDMENT
                       CODE SECTION 401(a)(17) LIMITATION

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA'93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of- living in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.